                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          COMPUTER NETWORK TECHNOLOGY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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Notes:

LOGO

COMPUTER NETWORK TECHNOLOGY CORPORATION
605 NORTH HIGHWAY 169, SUITE 800
MINNEAPOLIS, MINNESOTA 55441
(612) 797-6000

                                                                   April 8, 1997

Dear Shareholder:

  You are cordially invited to attend the Annual Meeting of the Shareholders of Computer Network Technology Corporation (the "Company") at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota, on Thursday, May 15, 1997, beginning at 10:00 a.m.

  The Notice of the Annual Meeting and the Proxy Statement that appear on the following pages describe the matters scheduled to come before the meeting. At the meeting, I will discuss the Company's performance in 1996 and report on current items of interest to our shareholders. In addition, certain members of the Company's Board of Directors (the "Board") and officers of the Company, as well as representatives of KPMG Peat Marwick LLP, the Company's independent auditors, will be available to answer your questions.

  I hope you will be able to attend the meeting in person and look forward to seeing you. PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS QUICKLY AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING. If you attend the meeting you may withdraw any proxy previously given and vote your shares in person.

  On behalf of your Board of Directors and the Company's employees, thank you for your support of and interest in the Company.

                                         Sincerely,
                                         /s/ Thomas G. Hudson
                                         Thomas G. Hudson
                                         President and Chief Executive Officer

LOGO

COMPUTER NETWORK TECHNOLOGY CORPORATION
605 NORTH HIGHWAY 169, SUITE 800
MINNEAPOLIS, MINNESOTA 55441
(612) 797-6000

      ------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 15, 1997

      ------------------------------------------------------------

TO OUR SHAREHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Computer Network Technology Corporation, a Minnesota corporation, will be held on Thursday, May 15, 1997 at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota, beginning at 10:00 a.m. for the following purposes:

  (1) To fix the number of directors at four and to elect four persons to the Board of Directors to serve until the next Annual Meeting of the Shareholders;

  (2) To amend the 1992 Stock Award Plan to increase the number of shares authorized for issuance thereunder from 4,350,000 to 5,400,000;

  (3) To amend the 1992 Employee Stock Purchase Plan to increase the number of shares authorized for issuance thereunder from 450,000 to 500,000 and to modify the definition of "affiliate" as used in the Plan to allow the Board of Directors discretion in determining which affiliates of the Company (and, therefore, their employees) will be eligible to participate in the Plan;

  (4) To ratify and approve the appointment of KPMG Peat Marwick LLP as independent auditors for the year ending December 31, 1997; and

  (5) To transact other business that may properly come before the meeting.

  Shareholders of record on March 24, 1997 are the only persons entitled to notice of and to vote at the meeting.

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                         BY ORDER OF THE BOARD OF DIRECTORS
                                         /s/ Thomas G. Hudson
April 8, 1997                            Thomas G. Hudson
Minneapolis, Minnesota                   President and Chief Executive Officer

LOGO
COMPUTER NETWORK TECHNOLOGY CORPORATION
605 NORTH HIGHWAY 169, SUITE 800
MINNEAPOLIS, MINNESOTA 55441
(612) 797-6000

                            ----------------------

                                PROXY STATEMENT

                            ----------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 15, 1997

                                    GENERAL

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Computer Network Technology Corporation of proxies to be voted at the Annual Meeting of the Shareholders of the Company (the "Annual Meeting") to be held on Thursday, May 15, 1997 at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota, beginning at 10:00 a.m., and at any adjournments thereof. This Proxy Statement and the accompanying proxy card are furnished in connection with the proxy solicitation and are being mailed to shareholders beginning approximately April 8, 1997. Shares represented by properly executed and returned proxies will, unless otherwise specified on the proxy card, be voted FOR Items 1, 2, 3, and 4 as set forth on the proxy card and be voted in the discretion of the proxy holders as to any other matter that may properly come before the meeting. A shareholder voting through a proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy holder to vote, or withholds authority to vote, on a certain proposal shall not be considered present and entitled to vote on such proposal.

  The proxy may be revoked at any time prior to its exercise by providing written notice of revocation or another proxy bearing a later date to the Secretary of the Company at the address set forth above.

  The Company will pay expenses incurred in connection with the solicitation of proxies. Proxies are being solicited by mail and may also be solicited personally, by telephone, by electronic mail, or by facsimile by directors, officers, and other employees of the Company without additional compensation to them. The Company has requested brokerage houses, nominees, custodians, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock of the Company and will reimburse such persons for their expenses.

  Shareholders of record on March 24, 1997 are the only persons entitled to vote at the Annual Meeting. As of that date, there were issued and outstanding 23,419,814 shares of Common Stock, the only authorized and issued voting security of the Company. Each shareholder is entitled to one vote for each share held.

                             ELECTION OF DIRECTORS
                            (ITEM 1 ON PROXY CARD)

  The By-Laws of the Company provide that the number of directors that constitute the Board shall be fixed from time to time by the shareholders of the Company and that directors shall be elected at the annual meeting and shall hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The Board recommends that the number of directors constituting the Board be set at four and nominates the four persons named below for election as directors.

  The accompanying proxy will be voted in favor of the election of the following nominees as directors, each of whom is currently a director, unless the shareholder giving the proxy indicates to the contrary on the proxy. All nominees have agreed to stand for election at the Annual Meeting. If any nominee is not available as a candidate for director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board to fill such vacancy, unless the shareholder giving the proxy indicates to the contrary on the proxy.

  The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote on the election of directors and present, in person or by proxy, at the Annual Meeting is required for election to the Board of each of the four nominees named below.

NOMINEES TO THE BOARD

  THOMAS G. HUDSON, 50 years of age, has been President and Chief Executive Officer since June 1996, a director since August 1996, and Acting Chief Financial Officer since December 1996. From 1993 to June 1996, Mr. Hudson was Senior Vice President of McGraw Hill Companies, a leading information services provider, serving as General Manager of its F.W. Dodge Division, and as Senior Vice President, Corporate Development. From 1968 to 1993, Mr. Hudson served in a number of management positions at IBM Corporation, most recently as Vice President Services Sector Division. Mr. Hudson's IBM career included varied product development, marketing and strategic responsibilities for IBM's financial services customers and extensive international and large systems experience. He is a graduate of the University of Notre Dame and New York University. He attended the Harvard Advanced Management Program in 1990.

  ERWIN A. KELEN, 61 years of age, has been a director since June 1988. Mr. Kelen is President of Kelen Ventures and a partner of Camir Investments. He is a private investor active in venture capital investments, investment management and helping small companies grow. From 1984 to 1990, Mr. Kelen was President and Chief Executive Officer of DataMyte Corporation, a wholly owned subsidiary of Allen Bradley Co. Mr. Kelen is also a director of Printronix, Inc., Insignia Systems, Inc., and CyberOptics Corporation. He is a graduate of the Technical University of Budapest and the University of Minnesota Graduate School.

  LAWRENCE PERLMAN, 58 years of age, has been a director since June 1988. From January 1990 to November 1992, Mr. Perlman was President and Chief Executive Officer of Ceridian Corporation, formerly Control Data Corporation, and has been Chairman and Chief Executive Officer since November 1992. Ceridian Corporation is a leading information services and defense electronics company that serves the human resources, electronic media, transportation, gaming and government markets. Mr. Perlman also serves as a director of Ceridian Corporation, Seagate Technology, Inc., and Valspar Corporation. He is a graduate of Carleton College and Harvard Law School.

  JOHN A. ROLLWAGEN, 56 years of age, has been a director since June 1993 and Chairman of the Board since December 1995. Mr. Rollwagen is a private investor and venture partner with St. Paul Venture Capital, a venture capital firm. From January 1993 to May 1993, Mr. Rollwagen served as U.S. Department of Commerce Deputy Secretary-Designate. Beginning in 1975, Mr. Rollwagen served in executive capacities with Cray Research, Inc. ("Cray"). Mr. Rollwagen served as Chairman and Chief Executive Officer of Cray from 1981 to January 1993. Mr. Rollwagen serves as a director of Plasma and Materials Technology, Inc. and several private companies. He is a graduate of The Massachusetts Institute of Technology and Harvard Graduate School of Business Administration.

MEETINGS AND COMMITTEES OF THE BOARD

  The Board held six meetings during 1996 and otherwise conducted business by written resolutions signed by all directors. All directors, except for Mr. Perlman, attended at least 75% of the total number of meetings of the Board plus the total number of meetings of all committees on which he served. Mr. Perlman, who attended 66% of the total number of meetings of the Board and Committees, provided his input to the other directors on a regular basis.

  The Audit Committee recommends to the Board the selection of independent auditors, reviews the activities and reports of the independent auditors, and reviews the internal accounting controls of the Company. The Audit Committee is comprised of Messrs. Kelen, Perlman, and Rollwagen. The Audit Committee held two meetings in 1996.

  During 1996, the Compensation Committee was composed of Messrs. Kelen and Perlman. Mr. Rollwagen became a member of the Committee on February 14, 1997. The primary purpose of this Committee is set forth in the "Report on Executive Compensation" contained in this Proxy Statement. The Compensation Committee held one meeting in 1996 and otherwise conducted business by written resolutions signed by the Committee members.

  The Executive Committee possesses the power and authority to act on behalf of the Board between meetings of the Board. The Committee is comprised of Messrs. Kelen, Perlman, and Rollwagen. The Executive Committee of the Board met several times during the year. A series of telephone meetings were held during the year, including additional regular meetings with Executive Committee members and discussions upon Mr. Hudson's joining the Board in August 1996. Periodic telephone discussions followed and were used to address issues in a timely fashion.

  The Board does not have a nominating committee.

COMPENSATION OF DIRECTORS

  Directors who are not employees of the Company, Chairman of the Board or Vice Chairman of the Board receive a retainer of $2,500 per quarter ($10,000 per year), plus reimbursement of out-of-pocket expenses incurred on behalf of the Company. In December 1996, the Board of Directors approved a change to its director compensation program. Effective January 1, 1997, the annual retainer paid to outside directors increased to $20,000. The Board reviewed the director compensation practices of companies in similar industries in terms of market capitalization and concluded that this increase was appropriate to maintain the continued competitiveness of the total compensation package offered to the Company's outside directors. In consideration for their services provided in 1996 as Chairman and Vice Chairman of the Board, Messrs. Rollwagen and Kelen received $108,000 and $72,000, respectively. As of January 1, 1997, the additional compensation for Messrs. Rollwagen and Kelen for such services was terminated.

  In addition to a cash retainer, stock options are also a key component of the outside directors' total compensation package. The Company's 1992 Stock Award Plan (the "Stock Award Plan") provides for non-employee director stock options. Please refer to the section entitled "Proposal to Amend the 1992 Stock Award Plan - Types of Awards" for a discussion of non-employee director stock awards.

                              SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of March 24, 1997, certain information with respect to all shareholders known to the Company to have been beneficial owners of more than 5% of its Common Stock, each director, each executive officer or former executive officer named in the Compensation Table on page 8, and all directors and executive officers of the Company as a group. The address of each director and executive officer is 605 North Highway 169, Suite 800, Minneapolis, Minnesota 55441. Unless otherwise indicated, each person named in the table has sole voting and investment power as to the Common Stock shown.

                                                                   PERCENT OF
                                             AMOUNT AND NATURE OF COMMON STOCK
      NAME AND ADDRESS OF BENEFICIAL OWNER   BENEFICIAL OWNERSHIP OUTSTANDING
      ------------------------------------   -------------------- ------------
      Kopp Investment Advisors, Inc.(/1/)         1,868,163           7.98%
       6600 France Avenue South, Suite 672
       Edina, MN 55435
      Thomas G. Hudson(/2/)                         183,398            *
      Bruce T. Coleman(/3/)                          45,000            *
      Erwin A. Kelen(/4/)                           389,577           1.65%
      John A. Rollwagen(/4/)                        229,171            *
      Lawrence Perlman(/4/)                         146,629            *
      Richard G. Helgeson(/5/)                       25,000            *
      Kathleen E. Brush                                 --             *
      Peter Dixon(/6/)                               39,622            *
      John R. Brintnall(/7/)                         65,517            *
      William C. Collette(/8/)                       31,960            *
      Scott A. McCourt(/9/)                          12,500            *
      All executive officers and directors        1,182,298           4.86%
       as a
       group (13 persons)(/1//0/)(/1//1/)

--------
 * Represents beneficial ownership of less than one percent of the outstanding Common Stock.

(1) Kopp Investment Advisors, Inc. ("Kopp"), a Minnesota investment advisor, has shared investment power and no voting power with respect to all of such shares. The information relating to the share ownership of Kopp has been derived from the Schedule 13G dated January 28, 1997 filed by Kopp with the Securities and Exchange Commission. The number of shares owned by Kopp is stated as of December 31, 1996.
(2) Includes 183,330 shares that may be acquired upon exercise of a non-qualified stock option. This option is currently exercisable or is exercisable within 60 days. Also includes 68 shares held by Connecticut General Trust Company as trustee of the Company's 401(k) Plan.
(3) Mr. Coleman's association with the Company terminated in August 1996. These shares are not included in the "All executive officers and directors as a group" total and include 45,000 shares that may be acquired upon exercise of non-qualified stock options. These options are currently exercisable or are exercisable within 60 days.
(4) Includes 166,667, 219,171, and 133,333 shares that may be acquired upon the exercise of non-qualified stock options held by Messrs. Kelen, Rollwagen, and Perlman, respectively. These options are currently exercisable or are exercisable within 60 days.
(5) Includes 25,000 shares that may be acquired upon exercise of incentive and non-qualified stock options. These options are currently exercisable or are exercisable within 60 days.
(6) Includes 38,126 shares that may be acquired upon exercise of incentive and non-qualified stock options. These options are currently exercisable or are exercisable within 60 days.
(7) Mr. Brintnall's executive officer status with the Company terminated in December 1996, and his employment with the Company terminated in February 1997. These shares are not included in the "All executive officers and directors as a group" total and includes 24,217 shares that may be acquired upon the exercise of incentive and non-qualified stock options. These options are currently exercisable.

(8) Includes 27,500 shares that may be acquired upon exercise of incentive and non-qualified stock options. These options are currently exercisable or are exercisable within 60 days. Also includes 3,964 shares held by Connecticut General Trust Company as trustee of the Company's 401(k) Plan.
(9) Includes 12,500 shares that may be acquired upon exercise of incentive stock options. These options are currently exercisable or are exercisable within 60 days.
(10) Includes 6,034 shares held by Connecticut General Trust Company as trustee of the Company's 401(k) Plan for the benefit of three officers.
(11) Includes 898,124 shares that may be acquired upon exercise of incentive and non-qualified stock options. These options, including those discussed above, are currently exercisable or exercisable within 60 days. Includes only current officers and directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file periodic reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such reports received by it and of written representations from certain reporting persons regarding filings required to be made by such persons, the Company believes that all persons required under
Section 16(a) to file beneficial ownership reports with respect to the Company's Common Stock during 1996 or prior years complied with all such reporting requirements, except for the January 1997 late filing by Mr. Rollwagen of the form required to report a purchase of Common Stock in November 1996.

                       REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

  The Compensation Committee is responsible for recommending to the Board the Company's executive compensation philosophy, for determining all aspects of the President and Chief Executive Officer's compensation, and the review and approval of recommendations for compensation paid to the other executives. The Committee is also responsible for administering the Company's stock-based compensation plans. The Committee is comprised entirely of independent, outside directors. During 1996, the Committee was comprised of Messrs. Kelen and Perlman. On February 14, 1997, Mr. Rollwagen also became a member of the Committee.

  The primary objectives of executive compensation are to provide compensation that will attract, retain, reward and motivate a highly effective Executive Team that will lead the Company in achieving its business goals in a highly competitive and rapidly changing industry; to ensure that compensation opportunities for executives are competitively positioned and yet reasonable in light of the Company's objectives; and to emphasize and reinforce the link of pay for individual and Company performance.

  The Committee believes that the Company's executive compensation program provides an overall level of compensation opportunity that is competitive with comparably sized companies within the computer industry.

COMPONENTS OF EXECUTIVE COMPENSATION

  The total compensation mix for executives consists of annual cash compensation in the form of base salaries and annual cash incentives, long-term incentives in the form of stock options to acquire Common Stock and various benefits generally available to other employees. As a result, much of an executive's compensation is based upon the financial performance of the Company. The following sections describe each component of compensation.

  ANNUAL CASH COMPENSATION: This includes base salary and annual incentives. For 1996, base salaries and annual target incentives of the executive officers were recommended to the Committee by Bruce T. Coleman, the then Acting President and Chief Executive Officer, after consultation with the Company's Director of Human Resources. Both salary and annual target incentive (bonus) opportunities are established each year based on the executive's job responsibilities, level of experience, overall performance and contributions, future potential, as well as information obtained on competitive pay practices. Comparative compensation data was derived from an analysis by the Company of external compensation surveys encompassing companies of similar size and industry, and from outside consultants.

  The Success Sharing Annual Leadership Bonus Plan (the "Success Sharing Plan") is the Company's annual incentive program for most executives and key contributors. The Success Sharing Plan is tied to key performance measures of the Company's success--specifically, revenue growth and pre-tax profit. The Compensation Committee believes that the level of bonus payouts from the Success Sharing Plan should be consistent with the level of achievement of the Company's key performance measures.

  Bonuses under the Success Sharing Plan are derived from a grid approved by the Committee, which may be modified from time to time. The horizontal and vertical axes of the grid consist of defined levels of revenue growth over the previous year and pre-tax profit as a percentage of revenue (determined after deducting the cost of the bonuses). The intersection of these two key performance measures determines the CNT Performance Factor, which is used along with the individual's success sharing participation rate (described below) to calculate the individual's bonus.

  At the beginning of each year, the success sharing participation rate for each executive is established and approved by the Committee, giving consideration to the factors mentioned earlier. Each participant in the Success Sharing Plan receives a bonus determined by multiplying their eligible compensation (primarily salary) by their participation rate. The product of these two numbers is then multiplied by the CNT Performance Factor, which is derived from the grid described above.

  The Committee, in 1996, approved a change to the grid to more accurately reflect the Company's business targets. Given the Company's performance in 1996, including revenue growth and pre-tax profit, approximately 84 percent of each individual's target bonus was paid out. In early 1996, the Compensation Committee approved a plan to provide employees, including executives, the opportunity to recover all or a portion of their targeted 1995 success sharing bonuses, since an annual success sharing bonus was not paid out due to the Company's low level of revenue growth that year. The recovery plan was based on the achievement of certain aggressive financial targets in excess of its internal business plans in 1996. Based on the financial results of the Company in 1996, the eligible executives were able to recover approximately one half of their targeted bonus for 1995.

  In addition to the Success Sharing Plan, certain executives may participate in other annual incentive plans relating to revenue achievement or individual goal achievement. For example, the Vice President of Sales and the Vice President of International have annual incentive plans that include the achievement of revenue for their respective areas.

  LONG TERM INCENTIVES: This includes stock options. Stock options are a key tool to recruit, retain, and motivate executive officers and certain other employees. Stock options have been granted at the Common Stock's fair market value on the date of grant. The timing and amount of stock options have been determined, at the discretion of the Compensation Committee, based on the anticipated contribution of the particular employee and the level of responsibility of their position in the Company, as well as taking into account the number of options then held by such employee. The criteria used to determine stock option grants to the President and Chief Executive Officer are the same criteria applied to other executives.

  BENEFITS: The Company generally provides the same level of benefits to executives that are available to other employees.

COMPENSATION FOR THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

  The 1996 compensation for Thomas G. Hudson, the President and Chief Executive Officer since June 1996, included an annualized base salary of $250,000, a hiring bonus in the amount of $100,000, participation in the Success Sharing Plan at a participation rate of 60%, with a $12,500 non-recoverable minimum payment per calendar month for the period of July 1, 1996 through June 30, 1998, and a long-term incentive opportunity in the form of a non-qualified stock option to purchase 500,000 shares of CNT's Common Stock. These terms are governed by an employment agreement with Mr. Hudson that is described more fully in the section entitled "Employment Agreements" on page
12. In determining the initial compensation levels for Mr. Hudson, the Committee considered such factors as Mr. Hudson's extensive experience and talents in the high technology industry and his expected impact to the business, as well as information obtained on competitive pay practices.

  Employee stock options, including those granted to executives, are granted at the fair market value on the date of grant and the exercise price of outstanding options normally is not modified. As disclosed in the table "Ten Year Repricing" on page 11, prior to the option repricing in 1996, the Company had not repriced any outstanding options since 1988. In 1996, however, the Committee elected to reprice the original stock option granted to Mr. Hudson. The original option was granted on June 8, 1996 with an exercise price of $8.125 per share. By July 26, 1996, the market price of the stock had declined to $4.8125 per share. The Compensation Committee determined that repricing of Mr. Hudson's original option grant was necessary and advisable to appropriately motivate the President and Chief Executive Officer and to recognize the unusual and significant decline that had occurred in the market price of the Company's Common Stock within a short period of time since the original grant.

  The 1996 compensation for Bruce T. Coleman, the Company's Acting President and CEO prior to the employment of Mr. Hudson, included cash compensation of $85,548 for the period of March 1996 through August 1996, and a long-term incentive opportunity in the form of a non-qualified stock option to purchase 15,000 shares of CNT's common stock. This was governed in part by an Independent Contractor Agreement dated December 12, 1995. The terms of Mr. Coleman's agreement are described in the section entitled "Employment Agreements" on page 12. In determining the compensation for Mr. Coleman, the Committee considered such factors as Mr. Coleman's experience in providing interim CEO services to companies as well as information obtained on similar practices.

INTERNAL REVENUE CODE SECTION 162(M)

  Internal Revenue Code Section 162(m) limits the deductibility of compensation over $1 million paid by a company to an executive officer. Other than limiting the maximum number of shares that may be awarded to any employee or other participant under the Stock Award Plan in any calendar year to 750,000 shares, the Compensation Committee currently does not have a policy with respect to Section 162(m) because it is unlikely that such limit will apply to compensation paid by the Company to any of the Company's executive officers for at least the current year.

                                       ERWIN A. KELEN
                                       LAWRENCE PERLMAN
                                       Members of the Compensation Committee

                          SUMMARY COMPENSATION TABLE

  The following table shows, for the Company's Chief Executive Officer, the Company's former Acting Chief Executive Officer who served in that capacity during a portion of fiscal 1996, each of the four other most highly compensated executive officers of the Company at the end of fiscal 1996, and two additional former executive officers who served during a portion of fiscal 1996 (collectively, the "Named Officers"), information concerning compensation earned for services in all capacities during the fiscal year ended December 31, 1996, as well as compensation earned by each such person for the two previous fiscal years (if the person was Chief Executive Officer or another executive officer during any part of such fiscal year):

                                    ANNUAL COMPENSATION             LONG-TERM
                          ---------------------------------------- COMPENSATION
                                                                      SHARES
NAME AND PRINCIPAL              SALARY               ALL OTHER      UNDERLYING
POSITION                  YEAR   ($)    BONUS ($) COMPENSATION ($) OPTIONS (#)
------------------        ---- -------- --------- ---------------- ------------
Thomas G. Hudson(/1/)     1996 $125,962  $75,000      $118,961       500,000
 President and Chief
 Executive Officer
Bruce T. Coleman(/2/)     1996 $ 85,548      --            --         15,000
 Former Acting President  1995 $ 60,000      --            --         30,000
 and Chief Executive
 Officer
Richard G. Helgeson(/3/)  1996 $223,264  $26,330      $ 48,886        40,000
 Vice President of Sales  1995 $ 56,934      --       $ 20,000        75,000
Kathleen E. Brush(/4/)    1996 $160,000      --            --            --
 Former Acting Vice
 President
 of Marketing
Peter Dixon(/5/)          1996 $160,968  $43,643           --         22,500
 Vice President of
  International           1995 $187,587      --            --         18,750
                          1994 $134,593  $17,175           --         11,250
John R. Brintnall(/6/)    1996 $135,000  $22,628           --         25,000
 Former Vice President of 1995 $111,500      --            --         15,000
 Finance, Chief Financial 1994 $102,862  $11,778           --          8,750
 Officer, and Treasurer
William C. Collette(/7/)  1996 $121,731  $34,460           --         50,000
 Vice President of
  Engineering
Scott A. McCourt(/8/)     1996 $120,000  $20,220           --         20,000
 Vice President of
  Brixton                 1995 $ 18,231      --            --         40,000
 Development

--------
(1) Mr. Hudson was appointed President and Chief Executive Officer in June 1996. "All Other Compensation" consists of a $100,000 hiring bonus and $18,961 associated with relocation expenses.
(2)  Mr. Coleman's association with the Company terminated in August 1996.
(3) Mr. Helgeson was appointed an officer in September 1995. In 1996 and 1995, Mr. Helgeson's base salaries were $125,000 and $41,667, respectively. The remainder of the amount shown for such years consists of commissions earned. The "All Other Compensation" in 1996 consists of $48,886 of commuting expenses paid by the Company and in 1995 consists of a hiring bonus.
(4) Ms. Brush was appointed an officer in March 1996. Ms. Brush's association with the Company terminated in August 1996.
(5) Mr. Dixon's base salary was $132,000 for both 1996 and 1995. The remainder of the amount shown for such years consists of commissions earned and vacation pay.

(6) Mr. Brintnall's executive officer status with the Company terminated in December 1996 and his employment with the Company terminated in February 1997.
(7)  Mr. Collette became an officer of the Company in March 1996.
(8)  Mr. McCourt became an officer of the Company in November 1995.

                                 OPTION TABLES

  The following tables summarize stock option grants and exercises during 1996 to or by the Named Officers and certain other information relative to such options.

                       OPTION GRANTS IN FISCAL YEAR 1996

                                                                                POTENTIAL REALIZABLE
                                                                                  VALUE AT ASSUMED
                                                                                ANNUAL RATES OF STOCK
                                                                                 PRICE APPRECIATION
                                           INDIVIDUAL GRANTS                    FOR OPTION TERM(/3/)
                        ------------------------------------------------------- ---------------------
                         NUMBER OF    PERCENT OF
                           SHARES    TOTAL OPTIONS
                         UNDERLYING   GRANTED TO
                          OPTIONS    EMPLOYEES IN   EXERCISE     EXPIRATION
NAME                    GRANTED(/1/)  FISCAL YEAR  PRICE(/2/)       DATE            5%        10%
----                    ------------ ------------- ---------- ----------------- ---------- ----------
Thomas G. Hudson(/4/)     500,000        35.1%      $4.8125       July 25, 2006 $1,515,938 $3,825,938
Bruce T. Coleman           15,000         1.1%      $  5.25      March 14, 2006 $   49,613 $  125,213
Richard G. Helgeson        25,000         1.8%      $  5.25      March 14, 2006 $   82,688 $  208,688
                           15,000         1.1%      $  5.75   November 12, 2006 $  310,078 $  782,578
Kathleen E. Brush             --           --           --                  --         --         --
Peter Dixon                10,000         0.7%      $  5.25      March 14, 2006 $   33,075 $   83,475
                           12,500         0.9%      $  5.75   November 12, 2006 $   45,281 $  114,281
John R. Brintnall(/5/)     10,000         0.7%      $  5.25      March 14, 2006 $   33,075 $   83,475
                           15,000         1.1%      $  5.75   November 12, 2006 $   54,338 $  137,138
William C. Collette        10,000         0.7%      $  5.25      March 14, 2006 $   33,075 $   83,475
                           25,000         1.8%      $ 6.125      April 28, 2006 $   96,469 $  243,469
                           15,000         1.1%      $  5.75   November 12, 2006 $   54,338 $  137,138
Scott A. McCourt           10,000         0.7%      $  5.25      March 14, 2006 $   33,075 $   83,475
                           10,000         0.7%      $  5.75   November 12, 2006 $   36,225 $   91,425

--------
(1) Subject to acceleration at the discretion of the Compensation Committee or upon the death or disability of the optionee, each option generally becomes cumulatively exercisable with respect to 25% of the shares covered on each of the first four anniversaries of the grant date. Messrs. Hudson, Coleman and Collette received stock option grants in 1996 with the following terms:
     Mr. Hudson's grant provides for the immediate vesting of 100,000 shares and the remaining 400,000 shares vest and become exercisable ratably over a period of 48 months from the date of grant. Mr. Coleman's grant provides for the immediate vesting of 7,500 shares and the remaining 7,500 shares vest and become exercisable ratably over a period of 3 months commencing on the last day of March, 1996. Mr. Collette's 25,000 share option grant provides for the cumulative vesting of 25% of the shares covered on each of the first four anniversaries of December 12, 1995.
(2) Fair market value per share on the date of grant as determined in accordance with the Stock Award Plan.
(3) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.
(4) In June 1996, Mr. Hudson was granted options to purchase 500,000 shares at an exercise price of $8.125 per share. These options were subsequently reissued at an exercise price of $4.8125 per share as reflected in the table above. For more information on option repricing, see the "Report on Executive Compensation" on page 5 and the "Ten-Year Repricing" table on page 11.
(5) Mr. Brintnall's executive officer status with the Company terminated in December 1996 and his employment with the Company terminated in February 1997. All remaining exercisable options will terminate if not exercised within 90 days from the date of his employment termination.

         AGGREGATED OPTION EXERCISES IN 1996 AND YEAR-END OPTION VALUES

                                                                                 VALUE OF UNEXERCISED
                                                 NUMBER OF SHARES UNDERLYING     IN-THE-MONEY OPTIONS
                                                         UNEXERCISED                AT FISCAL YEAR-
                        SHARES                  OPTIONS AT FISCAL YEAR-END (#)       END(/2/)(/3/)
                     ACQUIRED ON      VALUE     ------------------------------ -------------------------
NAME                 EXERCISE (#) REALIZED(/1/)   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                 ------------ ------------- ------------------------------ -------------------------
Thomas G. Hudson           --            --           149,998 / 350,002            $28,125 / $65,625
Bruce T. Coleman           --            --            45,000 /     --                 --  /     --
Richard G. Helgeson        --            --            18,750 /  96,250                --  /     --
Kathleen E. Brush          --            --               --  /     --                 --  /     --
Peter Dixon             30,000      $135,000           32,814 /  49,686                --  /     --
John R. Brintnall        5,000      $ 10,000           28,123 /  45,627            $ 5,000 /     --
William C. Collette        --            --            20,375 /  76,625                --  /     --
Scott A. McCourt           --            --            10,000 /  50,000                --  /     --

--------
(1) Market value of underlying securities at date of exercise minus the exercise price.
(2) Market value of underlying securities at year-end ($5.00 per share) minus the exercise price.
(3) Except for Messrs. Hudson and Brintnall, all the officers' options were at an exercise price above $5.00 per share.

                              TEN-YEAR REPRICING

  The following table presents information on all repricings of stock options held by any executive officer during the last ten fiscal years.

                                                                                                       LENGTH OF
                                                                       MARKET                       ORIGINAL OPTION
                                                NUMBER                 PRICE     EXERCISE           TERM REMAINING
                                                  OF                  OF STOCK    PRICE      NEW      AT DATE OF
                                               OPTIONS               AT TIME OF AT TIME OF EXERCISE    REPRICING
NAME                               DATE        REPRICED              REPRICING  REPRICING   PRICE       (YEARS)
----                        ------------------ --------              ---------- ---------- -------- ---------------
Thomas G. Hudson            July 26, 1996      500,000                $4.8125     $8.125   $4.8125       9.87
 President and Chief
 Executive Officer
C. McKenzie Lewis III(/1/)  August 4, 1986     350,000(/2/)              5.00       6.00      5.00       4.78
 Former President and Chief December 3, 1986   350,000(/2/)              4.43       5.00      4.43       4.67
 Executive Officer          October 23, 1987   350,000(/2/)             2.625       4.43     2.625       4.11
                            October 23, 1987    22,570(/3/)             2.625       4.43     2.625       4.11
                            September 19, 1988  15,799(/3/)              1.22      2.625      1.22       4.09
                            September 19, 1988  45,700                   1.12     2.1875      1.12       4.25
                            September 19, 1988  45,700                   1.12     2.1875      1.12       4.25
                            September 19, 1988 245,000(/2/)              1.22      2.625      1.22       4.09
John D. Beagan(/1/)         September 4, 1987   40,000(/4/)            3.1875     4.1875    3.1875       4.92
 Former Vice President of   October 23, 1987    40,000(/4/)             2.625     3.1875     2.625       4.87
 Customer Support Services  September 19, 1988  28,000(/4/)              1.22      2.625      1.22       4.09
John R. Brintnall(/1/)      August 4, 1986      27,000(/5/)              5.00     7.6875      5.00       4.90
 Former Vice President      February 20, 1987   13,000(/6/)             4.625     7.6875     4.625       4.36
 Finance, Chief Financial   July 9, 1987        27,000(/5/)              3.94       5.00      3.94       4.07
 Officer, and Treasurer     July 9, 1987        20,000(/7/)              3.94       4.43      3.94       4.40
                            July 9, 1987        13,000(/6/)              3.94      4.625      3.94       4.62
                            October 23, 1987    13,000(/6/)             2.625       3.94     2.625       4.71
                            October 23, 1987    47,000(/5/,/7/,/8/)     2.625       3.94     2.625       4.71
                            September 19, 1988  18,900(/9/)              1.22      2.625      1.22       4.09
                            September 19, 1988  14,000(/1//0/)           1.22      2.625      1.22       4.09
                            September 21, 1988  40,000                   1.12       1.75      1.12       4.37
                            September 21, 1988  13,000(/6/)              1.12      2.625      1.12       4.09
Kenneth Flies(/1/)          July 9, 1987       100,000(/1//1/)           3.94       4.50      3.94       4.36
 Former Vice President of   October 23, 1987   100,000(/1//1/)          2.625       3.94     2.625       4.36
 Sale and Marketing         September 19, 1988  70,000(/1//1/)           1.22      2.625      1.22       4.09

-----------------
(1) No longer employed by the Company, but was an executive officer within the ten-year period covered by the table.
(2) The 350,000 share option was reissued on August 4, 1986 at $5.00. On December 3, 1986 it was reissued a second time at $4.43 and again reissued on October 23, 1987 at $2.625. This option was again reissued on September 19, 1988 for 245,000 shares at $1.22 and the remaining option to purchase 105,000 shares was canceled as a part of this repricing.
(3) The 22,570 share option was reissued at $2.625. On September 19, 1988, this option was again reissued for 15,799 shares at an exercise price of $1.22 per share and the remaining option to purchase 6,771 shares was canceled as a part of this repricing.
(4) The 40,000 share option was reissued on September 4, 1987 at $3.1875. On October 23, 1987, it was reissued a second time at $2.625. This option was again reissued for 28,000 shares at $1.22 per share on September 19, 1988 and the remaining option to purchase 12,000 shares was canceled as part of this repricing.

(5) The 27,000 share option was reissued on August 4, 1986 at $5.00. On July 9, 1987, this option was reissued as part of a 47,000 option at $3.94 per share in connection with the transaction discussed in footnote 7.
(6) The 13,000 share option was reissued on February 20, 1987 at $4.625. On July 9, 1987, it was reissued a second time at $3.94 per share. This option was again reissued on October 23, 1987 at $2.625 and on September 21, 1988 for $1.12 per share.
(7) The 20,000 share option was reissued on July 9, 1987 as part of a 47,000 share option at $3.94 per share in connection with the second transaction mentioned in footnote 5.
(8) The 47,000 share option was reissued on October 23, 1987 as two options, one at 20,000 shares the other at 27,000 shares, both options had an exercise price of $2.625 per share.
(9) The 27,000 share option mentioned in footnote 8 was reissued on September 19, 1988 for 18,900 shares at $1.22 and the remaining option to purchase 8,100 shares was canceled as a part of this repricing.
(10) The 20,000 share option mentioned in footnote 8 was reissued on September 19, 1988 for 14,000 shares at $1.22 and the remaining option to purchase 6,000 shares was canceled as a part of this repricing.
(11) The 100,000 share option was reissued on July 9, 1987 at $3.94. On October 23, 1987, it was reissued a second time at $2.625. This option was again reissued on September 19, 1988 for 70,000 at $1.22 and the remaining option to purchase 30,000 shares was canceled as a part of this repricing.

                             EMPLOYMENT AGREEMENTS

  The Company entered into an employment agreement with Thomas G. Hudson as of June 9, 1996, whereby he serves as President and Chief Executive Officer of the Company. The agreement provides Mr. Hudson with an annualized base salary of $250,000, or such greater amount as the Board in its discretion may from time to time determine. Effective January 1, 1997, the Board approved an increase to Mr. Hudson's annualized base salary to $285,000. The employment agreement also provides for a hiring bonus in the amount of $100,000 (which was paid in 1996); participation in CNT's Success Sharing Annual Leadership Bonus Program at a participation rate of 60%, with a $12,500 non-recoverable minimum payment per calendar month for the period of July 1, 1996 through June 30, 1998; and a long-term incentive opportunity in the form of a non-qualified stock option to purchase 500,000 shares of CNT's Common Stock. In the event of a "Change of Control," the number of unvested Options equal to the number of then vested options shall become immediately vested and exercisable, provided in no event shall less than an aggregate of 250,000 options be vested and exercisable upon a Change of Control. If Mr. Hudson's employment ends by reason of termination without cause, then the Company shall continue to pay Mr. Hudson's base salary and reimburse him for expenses incurred to retain ongoing COBRA benefits, at the rate then in effect, for a period of one year following the date of termination, provided that if termination occurs upon or within six months after a Change of Control, he shall receive a lump sum payment equal to one year's base salary. The Company has also agreed to reimburse Mr. Hudson in terms of certain relocation expenses.

  Under an Independent Contractor Agreement dated December 12, 1995, the Company engaged Bruce T. Coleman as Acting President and Chief Executive Officer. In connection with such services, Mr. Coleman was paid $60,000 in December 1995 and received a monthly fee of $20,000 commencing in March 1996 through June 1996 with special arrangements thereafter. Mr. Coleman was paid a total of $85,548 in 1996. The Independent Contractor Agreement contains certain restrictive covenants, including a prohibition on the use of proprietary information and a restriction on recruiting or hiring any employee of the Company for a period of one year after termination of the agreement.

  The Company has agreed to reimburse Mr. Helgeson in terms of certain commuting and relocation expenses.

                      COMPARATIVE STOCK PRICE PERFORMANCE

  The graph below compares the cumulative total shareholder return on the Common Stock of the Company ("CNT Common Stock") for the last five fiscal years with the cumulative total return on The Nasdaq Stock Market (U.S. Companies) Index ("The Nasdaq Total Return Index") and the Computer Manufacturers Nasdaq Industry Category Index ("The Nasdaq Computer Manufacturers Index") for the same periods as compiled by the Center for Research in Security Prices of the University of Chicago Graduate School of Business (assuming the investment of $100 in CNT Common Stock, The Nasdaq Total Return Index, and The Nasdaq Computer Manufacturers Index on December 31, 1991, and reinvestment of all dividends). The Nasdaq Computer Manufacturers Index is comprised of all companies listed on The Nasdaq Stock Market with SIC Code No. 357. The Company will promptly make available a list of the companies comprising the Nasdaq Computer Manufacturers Index on the request of a shareholder in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.

                                      PROXY GRAPH APPEARS HERE

                       --------------------------------------------------------

                     12/31/91 12/31/92 12/31/93 12/31/94 12/30/95 12/29/96
--------------------------------------------------------------------------
 CNT Common Stock     100.0    115.8    226.3    143.4     94.7    105.3
--------------------------------------------------------------------------
 The Nasdaq Total     100.0    116.4    133.6    130.6    184.7    227.1
 Return Index
--------------------------------------------------------------------------
 The Nasdaq Computer  100.0    134.4    127.4    139.9    220.4    295.9
 Manufacturers Index

-------------------------------------------------------------------------------

                  PROPOSAL TO AMEND THE 1992 STOCK AWARD PLAN
                            (ITEM 2 ON PROXY CARD)

AMENDMENT OF STOCK AWARD PLAN

  The Stock Award Plan was adopted by the Board and approved by the shareholders in 1992 and 4,350,000 shares of Common Stock are reserved for issuance. The Board has adopted, subject to shareholder approval, an amendment to the Company's Stock Award Plan to increase the number of shares authorized for issuance thereunder from 4,350,000 shares to 5,400,000 shares, an increase of 1,050,000 shares.

  The Board of Directors believes that stock options have been and will continue to be an important compensation element in attracting, retaining and motivating key employees. As of December 31, 1996, there were 711,127 shares of Common Stock available for future grants of stock options and other awards under the Stock Award Plan. The Board of Directors believes that the increase in authorized shares is necessary because of the need to continue to make awards under the Stock Award Plan to attract, retain and motivate key employees and to use such awards in relation to a planned increase in the number of employees of the Company. The shareholders are being asked to approve this amendment to the Stock Award Plan at the Annual Meeting.

PURPOSE

  The purpose of the Stock Award Plan is to assist the Company in recruiting and retaining key employees and to motivate them to produce a superior return to the Company's shareholders by offering an opportunity to realize stock appreciation, facilitating stock ownership, and rewarding a high level of corporate financial performance.

ADMINISTRATION

  The Stock Award Plan is administered by the Compensation Committee (the "Committee"), a committee of the Board composed of two or more directors who are non-employee directors, as that term is defined in Rule 16b-3(b) promulgated under the Securities Exchange Act of 1934, as amended. The Committee has the authority, subject to the terms of the Stock Award Plan (in particular with respect to non-employee directors as described below), to adopt and revise rules relating to the Stock Award Plan and to determine the timing of grants, identity of recipients, and other terms and conditions of awards. The Committee may delegate its responsibilities under the Stock Award Plan to members of the Company's management and others with respect to the selection and grant of awards to employees of the Company who are not deemed to be officers, directors, or 10% shareholders of the Company under applicable federal securities laws.

ELIGIBILITY AND NUMBER OF SHARES

  Officers, other employees, consultants, and independent contractors of the Company and its affiliates are eligible to receive awards under the Stock Award Plan at the discretion of the Committee. The Company currently has approximately 503 employees who may receive awards under the Stock Award Plan.

  The number of shares of the Company's Common Stock available for issuance under the Stock Award Plan is 4,350,000 (subject to adjustment for stock splits, stock dividends, and similar changes in the Company's capitalization). If the amendment is approved, 5,400,000 shares of Common Stock will be available for issuance under the Stock Award Plan (subject to adjustment for stock splits, stock dividends, and similar changes in the Company's capitalization). In addition, no participant in the Stock Award Plan may receive options to purchase more than 750,000 shares of Common Stock in any one calendar year. Grants of options to individual participants in any calendar year under the Stock Award Plan have historically been below this 750,000 share limit. The last reported per share sale price of the Company's Common Stock on the Nasdaq National Market on March 24, 1997, was $5.50.

  The Stock Award Plan provides that all awards are subject to agreements containing the terms and conditions of the awards. These agreements are entered into by the recipients of the awards and the Company when the awards are granted. Agreements with employees are subject to amendment, including unilateral amendment by the Company (upon authorization of the Committee), unless such amendments are determined by the Committee to be materially adverse to the recipient and are not required as a matter of law. Any shares of Common Stock subject to awards under the Stock Award Plan that are not used because the terms and conditions of the awards are not met may be reallocated under the Stock Award Plan as though they had not previously been awarded.

TYPES OF AWARDS

  The types of awards that may be granted under the Stock Award Plan include incentive and non-qualified stock options, performance units, and non-employee director stock options. Subject to the restrictions described in this Proxy Statement with respect to incentive stock options and non-employee director options, these awards are exercisable by the recipients at such times as are determined by the Committee. No award is assignable or transferable by a recipient except that the Committee, in its discretion, may permit transfers of awards in the event of death.

  Incentive and Non-qualified Stock Options. Both incentive stock options and non-qualified stock options may be granted to recipients at such exercise prices as the Committee may determine, but not less than 100% of their fair market value (as defined in the Stock Award Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that unless applicable federal tax laws are modified: (i) no incentive stock options may be granted more than ten years after the effective date of the Stock Award Plan; (ii) an incentive stock option shall not be exercisable more than ten years after the date of grant; and (iii) the aggregate fair market value of the shares of the Company's Common Stock with respect to which incentive stock options held by an employee under the Stock Award Plan or any other plan of the Company or any affiliate may first become exercisable in any calendar year may not exceed $100,000. Incentive stock options may only be granted to employees of the Company and its subsidiaries. The purchase price for stock purchased upon the exercise of the options may be payable in cash, in stock having a fair market value on the date the option is exercised equal to the option price of the stock being purchased, or in a combination of cash and stock, as determined by the Committee. The Committee may permit participants to exercise options and simultaneously sell the stock purchased upon such exercise and use the sale proceeds to pay the purchase price and/or any required withholding taxes.

  Performance Units. Performance units entitle the recipient to payment in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. Payments with respect to performance units may be paid in cash, shares of Common Stock, or a combination of cash and Common Stock, as determined by the Committee.

  Outside Director Awards. Set forth below is a description of the Outside Director Awards granted to non-employee directors under the Stock Award Plan.

  1. Full Annual Options. The Stock Award Plan provides for the automatic grant of non-qualified stock options to purchase 20,000 shares of Common Stock to each person who is not an employee of the Company and is elected, re-elected, or serving an unexpired term as a director at any annual meeting of shareholders. Full Annual Options are granted as of the date of such meeting and vest and become exercisable ratably over a period of 12 months from the date of grant.

  2. Partial Annual Options. The Stock Award Plan provides that each non-employee director first elected or appointed to the Board on a date other than the date of an annual meeting of shareholders shall receive a Partial Annual Non-qualified Stock Option grant of 20,000 shares (prorated on a monthly basis). Partial Annual Options vest and become exercisable ratably over the same number of months used in determining the shares, from the date of grant.

  3. Initial Options. The Stock Award Plan provides that each non-employee director first elected or appointed to the Board shall receive, as of the date of such initial election or appointment, a one-time grant of a non-qualified stock option to purchase 50,000 shares of Common Stock. These options vest and become exercisable ratably over a period of 60 months from the date of grant.

  4. Executive Committee Options. The Stock Award Plan provides that each non-employee director first elected or appointed to the Executive Committee shall receive a one-time grant of a non-qualified stock option to purchase 33,333 shares of Common Stock, the Vice Chairman of the Board shall receive a one-time grant of a non-qualified stock option to purchase 66,666 shares of Common Stock, and the Chairman of the Board shall receive a one-time grant of a non-qualified stock option to purchase 100,000 shares of Common Stock. No Executive Committee Options shall be granted to any non-employee director who, within the 12 months prior to election or appointment to the Executive Committee or to the position of Vice Chairman or Chairman of the Board, as the case may be, has received any options to purchase shares of the Company other than Outside Director Awards under the Stock Award Plan.

  All types of Outside Director Awards under the Stock Award Plan described above are not exclusive and are in addition to any of the other awards to which a director may be entitled. All options are granted at an exercise price equal to the fair market value of the Common Stock on the grant date and shall expire at the earlier of the 10-year anniversary date of such option's grant or 30 days after the date the director ceases to be a director of the Company, unless this cessation results from the death or permanent disability of such director. The shares purchasable under such options become immediately vested and exercisable in the event of a change in control (as defined in the Stock Award Plan) or upon the director's death or permanent disability.

ACCELERATION OF AWARDS, LAPSE OF RESTRICTIONS, FORFEITURE

  Except with respect to option grants to non-employee directors, the Committee may provide for accelerated exercisability of options or acceleration of the term with respect to which the achievement of performance targets for performance units is determined in the event of a change in control of the Company, other fundamental changes in the corporate structure of the Company, the death or retirement of the recipient, or such other events as the Committee may determine. The Committee may provide that certain awards may be exercised in certain events after the termination of employment or death of the recipient.

ADJUSTMENTS, MODIFICATION, TERMINATION

  Except with respect to Outside Director Awards, the Stock Award Plan provides the Committee with discretion to adjust the kind and number of shares available for awards or subject to outstanding awards, the option price of outstanding options, and performance targets for, and payments under, outstanding awards of performance units in the event of mergers, recapitalization, stock dividends, stock splits, or other relevant changes. Adjustments in performance targets and payments on performance units are also permitted upon the occurrence of such other events as may be specified by the Committee, which may include changes in the Company's accounting practices or changes in the recipient's title or employment responsibilities. The Stock Award Plan also gives the Board the right to terminate, suspend, or modify the Stock Award Plan, except that amendments to the Stock Award Plan are subject to shareholder approval if needed to comply with Rule 16b-3 of the Securities Exchange Act of 1934 (or its successor provisions) or the incentive stock option provisions of federal tax law. Under the Stock Award Plan, the Committee may cancel outstanding options and performance units generally in exchange for cash payments to the recipients in the event of certain dissolutions, liquidations, mergers, statutory share exchanges, or other similar events involving the Company.

FEDERAL TAX CONSIDERATIONS

  Incentive Stock Options. No taxable income to a recipient will be realized, and the Company will not be entitled to any related deduction, at the time any incentive stock option is granted under the Stock Award Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

  Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by the recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), the recipient will be considered to have realized compensation, taxed as ordinary income in the year of disposition, in an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

  The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-qualified stock option, the tax consequences of which are discussed below.

  Non-qualified Stock Options. No taxable income to a recipient will be realized, and the Company will not be entitled to any related deduction, at the time any non-qualified stock option is granted under the Stock Award Plan. Generally, at the time shares are transferred to the recipient pursuant to the exercise of a non-qualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

  Performance Units. Generally: (i) the recipient will not realize income upon the grant of a performance unit award; (ii) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of Common Stock, or a combination of cash and shares of Common Stock are delivered to the recipient upon payment of the performance unit award; and
(iii) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of Common Stock received on the date they are received. When the recipient disposes of shares received in payment of a performance unit award, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

WITHHOLDING

  The Stock Award Plan permits the Company to withhold from cash awards, and to require a recipient receiving Common Stock under the Stock Award Plan to pay the Company, in cash, an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a recipient of a stock award to cover withholding obligations through a reduction in the number of shares delivered to such recipient or the surrender to the Company of shares previously received by the recipient.

COMPANY TAX DEDUCTIONS

  The Internal Revenue Code of 1986, as amended (the "Code"), limits the allowable deduction for compensation paid to or accrued with respect to the Chief Executive Officer and each of the four other most highly compensated employees of a publicly held corporation to no more than $1 million per year. Certain types of compensation are exempted from this deduction limitation, including compensation subject to: (i) the attainment of an objective performance goal or goals; (ii) an outside director requirement; and (iii) a shareholder approval requirement. The deduction with respect to any stock option meeting the requirements described above is not subject to the $1 million per employee per year deduction limitations.

  The tax deduction of the Company with respect to any other stock option is determined when the option is exercised by the option holder. To the extent the option is treated as a non-qualified option, the deductible amount generally will equal the difference between the fair market value of the Common Stock of the Company on the date of exercise and the exercise price of the option, multiplied by the total number of options exercised.

  The stock options of the Company granted pursuant to the Stock Award Plan are awarded at a price not less than the fair market value of the Common Stock of the Company on the date of the grant. Thus, such options are treated as "performance-based" compensation under the first requirement of the Code set forth above. The Board plans to continue to review the composition of the Compensation Committee to ensure that it will consist entirely of "outside directors" (as such term is defined by the Code) in order to satisfy the second requirement of the Code set forth above.

  In order to satisfy the final requirement of the Code set forth above, the Stock Award Plan sets at 750,000 the maximum number of shares subject to options that can be awarded to any single employee during a specified period. Grants of options to individual participants in any calendar year under the Stock Award Plan have historically been significantly below this 750,000 share limit. The purpose of this 750,000 share limit is to afford the Board and the Compensation Committee great flexibility in connection with the recruitment and retention of executives and other high level employees. In satisfying the requirements of the Code, the Stock Award Plan qualifies the stock options granted under it so as to preserve the corresponding tax deductions of the Company if and when such stock options are exercised.

BOARD RECOMMENDATION AND VOTING REQUIREMENTS

  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THIS AMENDMENT TO THE STOCK AWARD PLAN. The affirmative vote of holders of a majority of the voting power of the outstanding shares of Common Stock of the

Company entitled to vote on this item and present, in person or by proxy, at the Annual Meeting is required for approval of the amendment to increase the number of shares of Common Stock reserved for issuance under the Stock Award Plan by 1,050,000. Proxies solicited by the Board will be voted for approval of this amendment, unless shareholders specify otherwise in their proxies.

            PROPOSAL TO AMEND THE 1992 EMPLOYEE STOCK PURCHASE PLAN
                            (ITEM 3 ON PROXY CARD)

AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN

  The 1992 Employee Stock Purchase Plan (the "Stock Purchase Plan") was adopted by the Board and approved by the shareholders in 1992 and 450,000 shares of Common Stock are reserved for issuance. The Board has adopted, subject to shareholder approval, an amendment to the Company's Stock Purchase Plan to increase the number of shares authorized for issuance thereunder from 450,000 shares to 500,000 shares, an increase of 50,000 shares. As of June 1, 1996, there were 118,445 shares of Common Stock available for future grants under the Stock Purchase Plan. The Board of Directors believes that to enable the Company to continue to offer employees the opportunity to purchase shares of Common Stock under the Stock Purchase Plan and to accommodate the growth in the number of employees, the increase in the number of authorized shares is necessary. The Board also adopted a second amendment, subject to shareholder approval, modifying the definition of "Affiliate" in Section 2.1(a) of the Stock Purchase Plan to allow the Board discretion in determining which affiliates of the Company (and, therefore, their employees) will be eligible to participate in the plan. The shareholders are being asked to approve these amendments to the Stock Purchase Plan at the Annual Meeting.

PURPOSE

  The purpose of the Stock Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock of the Company and, thereby, to develop a stronger incentive to work for the continued success of the Company. The Stock Purchase Plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

ADMINISTRATION

  The Stock Purchase Plan is administered by the Compensation Committee, a committee of the Board (see section entitled "Proposal to Amend the 1992 Stock Award Plan" above). Subject to the provisions of the Stock Purchase Plan, the Committee is authorized to determine any questions arising in the administration, interpretation, and application of the Stock Purchase Plan, and to make such rules as are necessary to carry out its provisions.

ELIGIBILITY AND NUMBER OF SHARES

  Up to 450,000 shares of Common Stock are reserved for issuance under the Stock Purchase Plan (subject to appropriate adjustments by the Committee in the event of certain changes in the outstanding shares of Common Stock by reason of a stock dividend, stock split, corporate separation, recapitalization, merger, consolidation, combination, exchange of shares and the like). If the amendment to the Stock Purchase Plan is approved by the shareholders, up to 500,000 shares of Common Stock will be reserved for issuance under the Stock Purchase Plan (subject to adjustments as described above). Shares delivered pursuant to the Stock Purchase Plan shall be newly issued Common Stock of the Company.

  Currently, any employee of the Company or a parent or subsidiary corporation of the Company (including officers and any directors who are also employees) is eligible to participate in the Stock Purchase Plan for any "Purchase Period" so long as, on the first day of such Purchase Period, the employee's customary employment is: (i) at least 20 hours per week; and (ii) for more than five months in any calendar year. Purchase Period is defined as the 12-month period beginning on June 1 of each year and ending on May 31 of the succeeding year.

  There may be situations, however, where, because of costs associated with administering the Stock Purchase Plan, regulatory concerns applicable to entities operating in foreign jurisdictions, or for other reasons, it is not advisable to automatically extend the opportunity to participate in the plan to the employees of certain of the Company's affiliates. Therefore, the Board has approved an amendment to the Stock Purchase Plan to provide the Board with the discretion to decide on a case-by-case basis which affiliates will be included as eligible affiliates under the plan. The proposed amendment would change the definition of "Affiliate" in the plan as follows: " "Affiliate' means any parent or subsidiary corporation of the Company, as defined in Sections 424(e) and 424(f) of the Code, and whose participation in the Plan has been approved by the Board of Directors." This amendment is to be effective as of February 14, 1997, subject to shareholder approval. The effect of the proposed amendment would be to prevent the employees of any corporation, a majority of the voting stock of which is directly or indirectly owned by the Company, from automatically becoming eligible to participate in the Stock Purchase Plan. The approval of the Company's Board would be required before such employees would be eligible to participate.

  Any eligible employee may elect to become a participant in the Stock Purchase Plan by filing an enrollment form in advance of the Purchase Period in which the employee wishes to participate. The enrollment form authorizes payroll deductions beginning with the first payday in the Purchase Period and continuing until the employee withdraws from the Purchase Plan or ceases to be eligible to participate.

  No employee may be granted the right to purchase Common Stock under, or otherwise participate in, the Stock Purchase Plan if after the purchase such employee would own (or have the right to purchase) stock of the Company possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

  For the June 1, 1996 through May 31, 1997 Purchase Period, 168 employees were participating in the Stock Purchase Plan as of March 24, 1997.

PARTICIPATION

  An eligible employee who elects to participate in the Stock Purchase Plan authorizes the Company to make payroll deductions of between 1% and 10% of the employee's "Base Compensation" (meaning gross cash compensation paid in accordance with the terms of employment, subject to certain exclusions set forth in the Stock Purchase Plan) and "Incentive Compensation" (meaning compensation paid pursuant to the Company's Success Sharing Bonus Plan or in the form of commissions). The participant may elect different withholding percentages for Base Compensation and Incentive Compensation, provided in each case that the withholding percentage must always be a whole percentage from 0% to 10%.

  A participant may, at any time during the Purchase Period, elect to reduce (but not increase) the amount of deductions or to make no further deductions, as set forth in greater detail in the Stock Purchase Plan. A participant may also elect to withdraw from the Stock Purchase Plan at any time before the end of a Purchase Period. In the event of a withdrawal, all future payroll deductions will cease and the amounts withheld will be paid to the participant in cash within 60 days. Any participant who stops payroll deductions may not thereafter resume payroll deductions for that Purchase Period, and any participant who decreases payroll deductions may not thereafter further decrease or increase such deductions, except that he or she may stop further deductions.

  Amounts withheld under the Stock Purchase Plan are held by the Company as part of its general assets until the end of the Purchase Period and then applied to purchase Common Stock of the Company as described below. No interest is credited to a participant for amounts withheld.

PURCHASE OF STOCK

  Amounts withheld for a participant in the Stock Purchase Plan are used to purchase Common Stock of the Company as of the last business day of the Purchase Period at a price equal to 85% of the lesser of the Market Price (as defined in the Stock Purchase Plan) of a share of Common Stock on either the first or last business day of the Purchase Period. All amounts so withheld are used to purchase the largest number of whole shares of Common Stock purchasable with such amount, unless the participant has properly notified the Committee in advance that he or she elects to purchase a lesser number of whole shares or to receive the entire amount in cash. If the purchases by all participants would exceed the number of shares of Common Stock available for purchase under the Stock Purchase Plan, each participant will be allocated a ratable portion of such available shares. Any amount not used to purchase shares of Common Stock will be paid to the participant in cash within 60 days after the end of the Purchase Period. No more than $5,000 may be withheld by any Participant to purchase shares of Common Stock under the Stock Purchase Plan during any Purchase Period.

  As soon as practicable after the close of the Purchase Period, the Company shall issue and deliver to participants certificates representing the respective shares of Common Stock purchased under the Stock Purchase Plan.

  No more than 5,000 shares of Common Stock and other stock may be purchased under the Stock Purchase Plan and all other employee stock purchase plans (if any) of the Company and any parent or subsidiary corporations of the Company by any participant for each Purchase Period.

DEATH, DISABILITY, RETIREMENT, OR OTHER TERMINATION OF EMPLOYMENT

  If the participant's employment terminates because the employee has died, becomes permanently disabled, or has retired at or after age 65 (or earlier with the consent of the Committee), the participant (or his or her legal representative) may either: (i) withdraw from the Stock Purchase Plan, in which case all amounts withheld and not previously used to purchase Common Stock pursuant to the Stock Purchase Plan will be refunded in cash; or (ii) elect to receive a refund of only a portion of such amounts and to apply the balance toward the acquisition of Common Stock at the end of the Purchase Period. Any such election must be made within three months of the event causing termination of employment, but not (except in the case of death) later than the conclusion of the Purchase Period. If no notice of election is filed with the Committee within the prescribed period, the participant will be deemed to have elected to withdraw from the Stock Purchase Plan.

  If a participant's employment terminates for any other reason, the Company will refund in cash all amounts withheld and not previously used to purchase Common Stock under the Stock Purchase Plan.

RIGHTS NOT TRANSFERABLE

  The rights of a participant in the Stock Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the Stock Purchase Plan may be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution.

AMENDMENT OR MODIFICATION

  The Board may at any time amend or modify the Stock Purchase Plan, provided that approval by the shareholders of the Company is required to: (i) increase the number of shares of Common Stock to be reserved under the Stock Purchase Plan (except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations combinations, exchanges of shares and the like); (ii) decrease the minimum purchase price (except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations combinations, exchanges of shares and the like); (iii) withdraw the administration of the Stock Purchase Plan from the Committee; or (iv) change the definition of employees eligible to participate in the Stock Purchase Plan.

TERMINATION

  All rights of participants in any offering under the Stock Purchase Plan will terminate at the earlier of: (i) the conclusion of the Purchase Period ending May 31, 2002; (ii) the day participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase; or (iii) at any time, at the discretion of the Board, after 30 days' notice has been given to all participants.

  Upon termination, shares of Common Stock available under the Stock Purchase Plan will be issued to participants and cash, if any, previously withheld and not used to purchase Common Stock will be refunded to the participants, as if the Stock Purchase Plan were terminated at the end of a Purchase Period.

FEDERAL TAX CONSIDERATIONS

  No income will be recognized by participants due to their purchase of shares under the Stock Purchase Plan until the disposal of those shares or the death of the participant. Participants who hold their shares for more than one year or die while holding their shares will have ordinary income in the year of disposition or death equal to the lesser of: (i) the excess of the fair market value of the shares on the date of disposition or death over the purchase price paid by the participant; or (ii) the excess of the fair market value of the shares on the first day of the year in which they were purchased by the participant over the purchase price paid by the participant. If the holding period has been satisfied when the participant sells the shares or the participant dies while holding the shares, the Company will not be entitled to any deduction in connection with the shares.

  Participants who dispose of their shares within the one-year period after the shares are transferred to them will be considered to have realized ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the date they were purchased by the participant and the price paid by the participant. If such dispositions occur, the Company generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

  Participants will have a basis in their shares equal to the purchase price of their shares plus any amount that must be treated as ordinary income at the time of their disposition of the shares. Any gain realized on the disposition of shares acquired under the Stock Purchase Plan in excess of the basis will be capital gain.

BOARD RECOMMENDATION AND VOTING REQUIREMENTS

  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE STOCK PURCHASE PLAN. The affirmative vote of holders of a majority of the voting power of the outstanding shares of Common Stock of the

Company entitled to vote on this item and present, in person or by proxy, at the Annual Meeting is required for approval of the amendments to increase the number of shares of Common Stock reserved for issuance under the Stock Purchase Plan by 50,000 and to modify the plan's definition of "Affiliate." Proxies solicited by the Board will be voted for approval of the amendments, unless shareholders specify otherwise in their proxies.

                     PROPOSAL TO RATIFY THE APPOINTMENT OF
                              INDEPENDENT AUDITORS
                             (ITEM 4 ON PROXY CARD)

  KPMG Peat Marwick LLP has audited the financial statements of the Company since 1984. The Board, based on the recommendation of the Audit Committee, has again appointed KPMG Peat Marwick LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1997, subject to ratification by the shareholders. If the shareholders do not ratify the appointment of KPMG Peat Marwick LLP, another firm of independent auditors will be selected by the Board. Proxies solicited by the Board will be voted to ratify the appointment of KPMG Peat Marwick LLP, unless shareholders specify otherwise in their proxies. Representatives of KPMG Peat Marwick LLP will be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions.

                    SHAREHOLDER PROPOSALS AND OTHER MATTERS

  Any shareholder proposals for the Company's 1998 annual meeting must be received by the Company by December 9, 1997 in order to be included in the proxy statement for that meeting. The proposals also must comply with all applicable statutes and regulations.

  At the time this Proxy Statement was mailed, the Board was not aware of any matters to be presented for action at the Annual Meeting other than those discussed in this Proxy Statement. If other matters properly come before the meeting, the proxy holders have discretionary authority--unless it is expressly revoked--to vote all proxies in accordance with their discretion.

  SHAREHOLDERS WHO WISH TO OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, MAY DO SO WITHOUT CHARGE UPON WRITTEN REQUEST TO:
INVESTOR RELATIONS, COMPUTER NETWORK TECHNOLOGY CORPORATION, 605 NORTH HIGHWAY 169, SUITE 800, MINNEAPOLIS, MINNESOTA 55441.

                                         BY ORDER OF THE BOARD OF DIRECTORS
                                         /s/ Thomas G. Hudson
                                         Thomas G. Hudson
                                         President and Chief Executive Officer

Minneapolis, Minnesota
April 8, 1997

                                                                       EXHIBIT A

                             1992 STOCK AWARD PLAN

                         (as amended through May 1996)

     1. Purpose. The purpose of this 1992 Stock Award Plan (the "Plan") is to motivate key personnel, including non-employee directors, to produce a superior return to the shareholders of Computer Network Technology Corporation by offering such personnel an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability by providing an attractive capital accumulation opportunity.

     2.   Definitions.

          2.1 The terms defined in this section are used (and capitalized) elsewhere in this Plan.

               (a) "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Section 424(e) and (f) of the Code, or any successor provision.

               (b) "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

               (c) "Award" means a grant made under this Plan in the form of Options or Performance Units.

               (d) "Board" means the Board of Directors of the Company.

               (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               (f) "Committee" means two or more Disinterested Persons designated by the Board to administer this Plan under Section 3 hereof.

               (g) "Company" means Computer Network Technology Corporation, a Minnesota corporation, or any successor to substantially all of its businesses.

               (h) "Disinterested Person" means a member of the Board who is considered a disinterested person within the meaning of Exchange Act Rule l6b-3 or any successor definition.

               (i) "Effective Date" means the date specified in Section 9.1 hereof.

               (j) "Employee" means any employee (including an officer or director who is also an employee) of the Company or an Affiliate. "Employee" shall also include other individuals and entities who are not "employees" of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an advisor or consultant. In addition, references herein to "employment" and similar terms shall include the providing of services in any such capacity.

               (k) "Event" means any of the following:

                    (i) The acquisition by an individual, entity, or group
               (within the meaning of Section 13(d)(3) or l4(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 40% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute an Event:

                         (1) any acquisition of voting securities of the Company
                    directly from the Company,

                         (2) any acquisition of voting securities of the Company
                    by the Company or any of its wholly owned Subsidiaries,

                         (3) any acquisition of voting securities of the Company
                    by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or

                         (4) any acquisition by any corporation with respect to
                    which, immediately following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the

                    Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as was their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

                    (ii) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-l l;

                    (iii) Approval by the shareholders of the Company of a
               reorganization, merger, consolidation, or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation, or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation, owned, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation, or exchange in substantially the same proportions as was their ownership, immediately prior to such reorganization, merger, consolidation, or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                    (iv) Approval by the shareholders of the Company of (A) a
               complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as was their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

                     (v) Notwithstanding the above, an Event shall not be deemed to occur with respect to a Participant if the acquisition of the 40% or greater interest referred to in subsection (i) is by a group, acting in concert, that includes that recipient or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in subsections (iii) or (iv) by a group, acting in concert, that includes that Participant.

               (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (m) "Fair Market Value" as of any date means, unless otherwise expressly provided in this Plan:

                    (i) the closing sale price of a Share on the date
               immediately preceding that date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale occurred of Shares on the National Association of Securities Dealers, Inc. Automated Quotations National Market System ("NMS"), or

                    (ii) if the Shares are not quoted on the NMS, what the
               Committee determines in good faith to be 100% of the fair market value of a Share on that date.

               Provided, however, if the NMS has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, whether the grant of an Award, the exercise of an Option or otherwise, all references in this Section 2.1(m) to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in
          Section 13 hereof.

               (n) "Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

               (o) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Code Section 422 or any successor to said section.

               (p) "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

               (q) "Option" means a right to purchase Stock, including both Non-Qualified Stock Options and Incentive Stock Options.

               (r) "Outside Directors" means those directors of Company who are not employees of the Company or any Affiliate.

               (s) "Participant" means an Employee or an Outside Director to whom an Award is made.

               (t) "Performance Cycle" means the period of time as specified in an Agreement over which Performance Units are to be earned.

               (u) "Performance Units" means an Award made under Section 7.2 hereof.

               (v) "Plan" means this 1992 Stock Award Plan, as amended from time to time.

               (w) "Retirement" of an Employee means termination of employment with the Company or an Affiliate on or after the date the Employee attains age 55.

               (x) "Share" means a share of Stock.

               (y) "Stock" means the common stock, $.01 par value per share (as such par value may be adjusted from time to time), of the Company.

               (z) "Subsidiary" means a subsidiary corporation," as that term is defined in Section 424(f) of the Code, or any successor provision.

               (aa) "Successor" means the legal representative of the estate of a deceased Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under Section 17 hereof, acquire the right to exercise an Option or receive cash or Shares issuable in satisfaction of an Award in the event of a Participant's death.

               (bb) "Term" means the period during which an Option may be exercised.

          2.2 Number. Except when otherwise indicated by context, any term used in the singular shall also include the plural.

     3.   Administration.

          3.1    Authority of Committee.

               (a) General. The Committee shall administer this Plan. The Committee may delegate all or any portion of its authority under this Plan to persons who are not Disinterested Persons solely for purposes of determining and administering Awards to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act. The Committee shall have exclusive power to make Awards, to determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award. Each Award shall be subject to an Agreement authorized by the Committee. The Committee's interpretation of this Plan and of any Awards made under this Plan shall be final and binding on all persons. The Committee shall have the power to establish regulations to administer this Plan and to change such regulations.

               (b) Options to Outside Directors. Notwithstanding any contrary provisions of this Plan, the granting and terms, conditions, and eligibility requirements of Non-Qualified Stock Options granted to Outside Directors are to be governed solely by the provisions in this Plan pertaining thereto and the Committee shall have no discretion with respect to the granting of such Options to Outside Directors under this Plan or to alter or amend any terms, conditions, and eligibility requirements of such an Option granted, or to be granted, to an Outside Director.

          3.2 Indemnification. To the full extent permitted by law, (a) no member of the Committee or any person to whom the Committee delegates authority under this Plan shall be liable for any action or determination taken or made in good faith with respect to this Plan or any Award made under this Plan and (b) the members of the Committee and each person to whom the Committee delegates authority under this Plan shall be entitled to indemnification by the Company with regard to such actions and determinations.

     4. Shares Available Under this Plan. The number of Shares available for distribution under this Plan shall not exceed 4,350,000 (subject to adjustment under Section 13 hereof). Any Shares subject to the terms and conditions of an Award under this Plan that are not used because the terms and conditions of the Award are not met may again be used for an Award under this Plan.

     5. Eligibility. Awards may be granted under this Plan to Employees, and such Awards shall have the terms and conditions specified in Sections 6 and 7 hereof and elsewhere in this Plan. The granting of Awards to Employees is solely at the discretion of the Committee. In addition, Non-Qualified Stock Options shall be granted under this Plan to each Outside Director, and such Options shall have the terms and conditions specified in Section 8 hereof.

     6.   General Terms of Awards to Employees.

          6.1 Amount of Award. Each Agreement with an Employee shall set forth the number of Shares to which the Option subject to such Agreement applies or the number of Performance Units subject to such Agreement, as the case may be.

          6.2 Term. Each Agreement with an Employee shall set forth the Term of the Option or the Performance Cycle for the Performance Units, as the case may be. An Agreement with an Employee may permit an acceleration of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include without limitation acceleration resulting from the occurrence of an Event or in the event of the Participant's death or Retirement. Acceleration of the Performance Cycle of Performance Units shall be subject to Section 7.2(b) hereof.

          6.3 Transferability. During the lifetime of an Employee to whom an Award is granted, only such Participant (or such Participant's legal representative) may exercise an Option or receive payment with respect to an Award of Performance Units. No Award of Options or Performance Units may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. Notwithstanding the immediately preceding sentence, an Agreement may provide that the Award subject to the Agreement shall be transferable to a Successor in the event of a Participant's death.

          6.4 Termination of Employment. No unexercised Option may be exercised by an Employee and no payment with respect to Performance Units for which the applicable Performance Cycle has not been completed shall be made if the Employee's employment with the Company and its Affiliates shall be voluntarily terminated or involuntarily terminated with or without cause prior to the expiration of the term of the Option or the completion of the Performance Cycle, as the case may be, except as provided in the Agreement applicable to that Award. An Award made to an Employee may be exercised by, or paid to, the Successor of a Participant following the death of such Participant to the extent, and during the period of time, if any, provided in the applicable Agreement.

     7.   Terms and Conditions of Specific Employee Awards.

          7.1  Stock Options.

               (a) Terms of All Options. Each Option shall be granted as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Employees who are not employees of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an advisor or consultant. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that to the extent permitted by law, the Agreement may permit some or all Participants simultaneously to exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale as payment of the purchase price of such Shares. The purchase price may be payable in cash, in Stock having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Stock being purchased pursuant to the Option, or a combination thereof as determined by the Committee and provided in the Agreement. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its expiration date. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. The number of Shares for which any Employee may be granted Options in any one calendar year shall not exceed 750,000.

               (b) Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

                    (i) the aggregate Fair Market Value (determined as of the
               date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an incentive Stock Option;

                    (ii) an Incentive Stock Option shall not be exercisable more than 10 years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option; and

                    (iii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option.

          7.2    Performance Units.

               (a) Initial Award. An Award of Performance Units shall entitle such Participant (or a Successor) to future payments of cash, Stock, or a combination of cash and Stock, as determined by the Committee and provided in the Agreement, based upon the achievement of performance targets established by the Committee. Such performance targets may, but need not, include without limitation targets relating to one or more of corporate, group, unit, Affiliate, or individual performance. The Agreement may establish that a portion of a full or maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Cycle, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Cycle have been satisfied, and (iii) payment is due with respect to an Award of Performance Units.

               (b) Acceleration and Adjustment. The Agreement may permit an acceleration of the Performance Cycle and an adjustment of performance targets and payments with respect to some or all of the Performance Units awarded to a Participant upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not include without limitation an Event, a Fundamental Change, the Participant's death or Retirement or, with respect to payments in Stock with respect to Performance Units, a reclassification, stock dividend, stock split, or stock combination as provided in Section 13 hereof.

     8.   Terms and Conditions of Outside Director Awards.

          8.1 Initial Outside Director Option Grants. Each Outside Director first elected or appointed to the Board at any time after May 27, 1993, shall receive, by virtue of serving as an Outside Director of the Company, an initial grant of a Non-Qualified Stock Option to purchase 50,000 Shares (each, an "Initial Outside Director Option"). An Initial Outside Director Option shall be deemed to be granted to an Outside Director immediately after the Outside Director's initial election or appointment to the Board. After receiving an Initial Outside Director Option, an Outside Director shall not receive any additional Initial Outside Director Options. Outside Directors as of May 27, 1993 and directors who, as of the date of initial election or appointment to the Board, are or were employees of the Company or any Affiliate and later become Outside Directors shall not receive Initial Outside Director Options.

          8.2  Annual Outside Director Option Grants.

               (a) Full Annual Outside Director Option Grants. For the Annual Meeting of Shareholders in May 1992 and for each Annual Meeting of Shareholders thereafter during the term of this Plan, each Outside Director serving as an Outside Director of the Company (and not as an employee of the Company or any Affiliate) immediately following such Annual Meeting shall be granted, by virtue of serving as an Outside Director of the Company, a Non-Qualified Stock Option to purchase 20,000 Shares (each, an "Annual Outside Director Option"). Such Annual Outside Director Option shall be deemed to be granted to each Outside Director immediately after the Annual Meeting and shall be granted regardless of whether or not such Outside Director previously received, or simultaneously receives, an Initial Outside Director Option.

               (b) Partial Annual Director Option Grants. Each Outside Director first elected or appointed to the Board after May 27, 1993, and on a date other than the date of an Annual Meeting of Shareholders, shall be granted, by virtue of serving as an Outside Director of the Company, a Non-Qualified Stock Option to purchase a number of Shares equal to 20,000 multiplied by a fraction, the numerator of which is the number of calendar months (but not to exceed 12) beginning with, and including, the month in which the initial election or appointment occurs and ending with, and including, the month in which the first anniversary of the most recently held Annual Meeting of Shareholders prior to the grant of such Option, occurs and the denominator of which is 12, provided that fractional shares shall be rounded to the nearest whole Share (each, a "Partial Annual Outside Director Option"). Partial Annual Outside Director Options shall be deemed to be granted to eligible Outside Directors contemporaneously with the grant of such Outside Director's Initial Outside Director Option. Initial Outside Director Options, Annual Outside Director Options, Partial Annual Outside Director Options, and Executive Committee Options together are sometimes referred to as "Outside Director Options."


          8.3 Executive Committee Option Grants. In the event that the Board appoints an Executive Committee of the Board, each Outside Director who is elected or appointed to the Executive Committee (including the initial members thereof) shall receive a one-time grant of a Non-Qualified Stock
     Option to purchase 33,333 Shares; in addition, any Outside Director elected or appointed to the Executive Committee and elected to serve as Vice Chairman of the Board shall receive an additional one-time grant of a Non-Qualified Stock Option to purchase 33,333 Shares, and any Outside Director elected or appointed to the Executive Committee and elected to serve as Chairman of the Board shall receive an additional one-time grant of a Non-Qualified Stock Option to purchase 66,667 (collectively, "Executive Committee Option Grants"). These Executive Committee Option Grants are in addition to any Full or Partial Annual Outside Director Option Grants and Initial Options to which a director may be entitled. No Executive Committee Option Grants shall be granted to any Outside Director who, within the 12 months prior to election or appointment to the Executive Committee or to the position of Vice Chairman or Chairman of the Board, as the case may be, has received any options to purchase shares of the Company other than Outside Director Option Grants under the Plan.


          8.4  Term and Exercisability of Options.

               (a)    Exercisability.

                    (i) Initial Outside Director Options shall vest and become exercisable cumulatively on a monthly basis, as follows: On the last day of the calendar month in which the Initial Outside Director Option is granted, 853 Shares shall become vested and exercisable. An additional 833 Shares covered by such Initial Outside Director Option shall become vested and exercisable on the last day of each of the next succeeding 59 calendar months.

                    (ii) Annual Outside Director Options shall vest and become exercisable cumulatively on a monthly basis, as follows: On the last day of each of the first eleven calendar months following the calendar month in which the Annual Outside Director Option is granted, 1,666 Shares shall become vested and exercisable. On the earlier of (A) the first anniversary of the grant of the Annual Outside Director Option or (B) the date of the first Annual Meeting of Shareholders following the grant of the Annual Outside Director Option, 1,674 Shares shall become vested and exercisable.

                    (iii) Partial Annual Outside Director Options shall vest
               and become exercisable cumulatively on a monthly basis, beginning with the last day of the calendar month in which the Partial Annual Outside Director Option is granted and ending with the earlier of (A) the first anniversary of the most recently held Annual Meeting of Shareholders prior to the grant of the Partial Annual Outside Director Option or (B) the date of the first Annual Meeting of Shareholders following the grant of the Partial Annual Outside Director Option, in as nearly equal installments of whole Shares as possible, provided that all but the last monthly vesting shall be for the same number of whole Shares and the last monthly vesting shall be for an equal or greater number of whole Shares.

                    (iv) Executive Committee Options shall vest and become
               exercisable cumulatively on a monthly basis, beginning with the last day of the calendar month in which the Executive Committee Option is granted and ending on the first anniversary thereof, in as nearly equal installments of whole Shares as possible, provided that all but the last monthly vesting shall be for the same number of whole Shares and the last monthly vesting shall be for an equal or greater number of whole Shares.


               Notwithstanding the foregoing, vesting of an Outside Director Option shall accelerate and the Outside Director Option shall become immediately exercisable in full upon the occurrence of any Event or upon the death or permanent disability of the Outside Director holding such Outside Director Option, unless such Outside Director Option shall have expired.

               Each Outside Director Option, to the extent exercisable, shall be exercisable in whole or in part.

               (b) Term. Outside Director Options shall expire at the earlier of (i) the 10-year anniversary date of the Outside Director Option's grant, or (ii) 30 days after the date the Outside Director ceases to be a director of the Company unless such cessation results from such director's death or permanent disability. In no event shall any Outside Director Option be exercisable at any time after its expiration date. When an Outside Director Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

          8.5 Option Price. The purchase price of each Share subject to an Outside Director Option shall be the Fair Market Value per Share on the date of grant under Section 8.1, 8.2 or 8.3 (the date of initial election or appointment of the Outside Director with respect to an Initial Outside Director Option, a Partial Annual Outside Director Option, and an Executive Committee Option and the date of the applicable Annual Meeting of Shareholders with respect to an Annual Outside Director Option). Notwithstanding anything to the contrary stated in this Plan, for purposes of this Section and the definition of Fair Market Value in Section 2.1(m) hereof, each Outside Director Option shall be deemed conclusively to have been granted prior to close of the applicable securities exchange or system on the date it is deemed to have been granted. An Outside Director may exercise an Outside Director Option using as payment any form of consideration provided for in Section 7.1(a) hereof, which form of payment shall be within the sole discretion of the Outside Director, notwithstanding anything stated in Section 7.1(a) hereof.

          8.6 Option Agreement. Outside Director Options granted to each Outside Director under this Plan shall be evidenced by an agreement signed on behalf of the Company by an officer thereof which only incorporates by reference the terms of this Plan.

          8.7 Transferability. During the lifetime of an Outside Director who has been granted an Outside Director Option, only the Outside Director (or such Outside Director's legal representative) may exercise the Outside Director Option. No Outside Director Option may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. Unless the Outside Director Option shall have expired, in the event of an Outside Director's death, the Outside Director Option granted to such Outside Director shall be transferable to the beneficiary, if any, designated by the Outside Director in writing to the Company prior to the Outside Director's death and such beneficiary shall succeed to the rights of the Outside Director to the extent permitted by law. If no such designation of a beneficiary has been made, the Outside Director's legal representative shall succeed to the Outside Director Option, which shall be transferable by will or pursuant to the laws of descent and distribution.

     9.   Effective Date of this Plan.

          9.1 Effective Date. This Plan shall become effective as of March 5, 1992, the date of adoption of this Plan by the Board, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company no later than December 31, 1992.

          9.2 Duration of this Plan. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 12 hereof. No Award of an Incentive Stock Option shall be made more than 10 years after the effective date (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. Except with respect to Director Options, the date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award.

     10. Right to Terminate Employment. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an Employee the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate the employment of the Participant with or without cause.

     11. Tax Withholding. The Company may withhold from any cash payment under this Plan to a Participant or other person an amount sufficient to cover any required withholding taxes. The Company shall have the right to require a Participant or other person receiving Stock under this Plan to pay to the Company a cash amount sufficient to cover any required withholding taxes. In lieu of all or any part of such a cash payment from a person receiving Stock under this Plan, the Committee may permit the individual to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state, and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to such individual or a subsequent return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws: provided, however, that if at any time withholding shall be required with respect to Outside Directors, the Committee is required to permit an Outside Director to make such an election. Such elections are subject to the following limitations if, and to the extent, such limitations are necessary to comply with Exchange Act Rule 16b-3 or any successor provision:

               (a) Time of Election. Any such election by a Participant who is then subject to the reporting requirements of Section 16 of the Exchange Act or any successor provision ("Section 16") or a Successor of such a Participant may be made only if the conditions set forth in clauses (i) and (ii) below are satisfied:

                    (i) (A) The election may be made during the period beginning on the third business day following the date of public release of the Company's quarterly or annual summary statements of operations and ending on the twelfth business day following such date of public release, or (B) the election may be made at least six months prior to the date as of which the amount of tax to be withheld is determined.

                   (ii) An election may not be made within six months of the
               date of grant of the Award to which the payment relates.

               (b) Committee Approval. Any such election by a Participant then subject to the reporting requirements of Section 16 or a Successor of such a Participant is irrevocable and, except for Director Options, is subject to approval by the Committee. The Committee's approval may be granted in advance but is subject to revocation by the Committee at any time.

     12. Amendment, Modification, and Termination of this Plan. Except as hereinafter provided in this Section, the Board may at any time amend, modify, terminate, or suspend this Plan. Amendments are subject to approval of the shareholders of the Company only if such approval is necessary to maintain this Plan in compliance with the requirements of Exchange Act Rule 16b-3, Code Section 422, their successor provisions, or any other applicable law or regulation. Without the approval of the shareholders of the Company, no amendment, modification, termination or suspension of this Plan may alter the provisions of this Plan so as to change the terms, conditions, or eligibility requirements of a Director Option granted, or, subject to the right of the Board to discontinue this Plan, to be granted, to Outside Directors under this Plan. In no event shall the eligibility requirements for the receipt of Director Options by Outside Directors or the formula for determining the amount of Shares subject to Director Options granted to Outside Directors or the timing of the grant or the exercise price of such Director Options be amended more than once every six months other than to comply with changes in the Code. No termination, suspension, or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant's legal representative) or any Successor under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed by the Participant in the Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 7.2(b) or Section 13 hereof does not adversely affect any right of a Participant under an Award.

     13. Adjustment for Changes in Capitalization. Appropriate adjustments in the aggregate number and type of Shares available for Awards under this Plan (including the maximum number of Shares that shall be made subject to Options granted to Outside Directors under Section 8 hereof) and in the number and type of Shares and amount of cash subject to Awards then outstanding, in the Option price as to any outstanding Options and, subject to Section 7.2(b) hereof, in outstanding Performance Units and payments with respect to outstanding Performance Units may be made by the Committee in its sole discretion, and with respect to Director Options, shall be made to give effect to adjustments made in the number or type of Shares of the Company through a Fundamental Change (subject to Section 14 hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, or other relevant change, provided that fractional Shares shall be rounded to the nearest whole share.

     14.    Fundamental Change.  In the event of a proposed Fundamental Change:
(a) involving a merger, consolidation, or statutory share exchange, unless appropriate provision shall be made for the protection of the outstanding Options by the substitution of options and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, to be issuable upon the exercise of options in lieu of Options and capital stock of the Company, or (b) involving the dissolution or liquidation of the Company, the Committee shall declare, at least 20 days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option of the declaration, that each outstanding Option, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of the Fundamental Change in exchange for payment to each holder of an Option, within ten days after the Fundamental Change, of cash equal to the amount, if any, for each Share covered by the canceled Option, by which the Fair Market Value (as defined in this Section) per Share exceeds the exercise price per Share covered by such Option. At the time of the declaration provided for in the immediately preceding sentence, each Option shall immediately become excercisable in full and each person holding an Option shall have the right, during the period preceding the time of cancellation of the Option, to exercise the Option as to all or any part of the Shares covered thereby. In the event of a declaration pursuant to this Section 14, each outstanding Option that shall not have been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option shall be entitled to the payment provided for in this Section 14 if such Option shall have expired pursuant to an Agreement. For purposes of this Section only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

     15. Unfunded Plan. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan.

     16. Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity, or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract, or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract, or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

     17. Beneficiary Upon Participant's Death. To the extent that the transfer of a Participant's Award at death is permitted under an Agreement, (a) a Participant's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (b) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted under an Agreement.

     18. Governing Law. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota and construed accordingly.

                                                                       EXHIBIT B



                       1992 EMPLOYEE STOCK PURCHASE PLAN
                         (as amended through May 1996)

     1. Purpose and Scope of Plan. The purpose of the 1992 Employee Stock Purchase Plan (the "Plan") is to provide the employees of Computer Network Technology Corporation (the "Company") and its affiliates with an opportunity to acquire a proprietary interest in the Company through the purchase of its common stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 473(b) of the Internal Revenue Code of 1986, as amended, and shall be interpreted and administered in a manner consistent with such intent.

     2.  Definitions.

          2.1  Whenever used in this Plan:

                 (a) "Affiliate" means any parent or subsidiary corporation of the Company. as defined in Sections 434(e) and 424(f) of the Code.

                 (b) "Base Compensation" means the gross cash compensation (including wage, salary, and overtime earnings) paid by the Company or any Affiliate to a Participant in accordance with the terms of emloyment, but excluding all incentive Compensation, cash received upon receipt of Certificates of Recognition, expense allowances (including, without limitation, moving expense allowances), and compensation payable in a form other than cash, provided that such compensation will be determined without regard to any earnings reduction agreements made pursuant to (i) a qualified cash or deferred arrangement under Section 401(k) of the Code or (ii) a cafeteria plan established under Section 125 of the Code.

                 (c) "Board of Directors'' means the board of directors of the Company.

                 (d) "Code" means the Internal Revenue Code of 1986, as amended.

                 (e) "Committee" means the Compensation Committee of the Board of Directors.

                 (f) "Common Stock" means the common stock, par value $.01 per share, of the Company.

                 (g)  "Company" means Computer Network Technology
          Corporation.

                 (h) "Compensation" means the sum of a Participant's Base Compensation and his or her Incentive Compensation.

                 (i) "Eligible Employee" means any employee of the Company or an Affiliate whose customary employment is (i) at least 20 hours per week and (ii) for more than 5 months in any calendar year, provided, however, that "Eligible Employee" shall not include any person who would be deemed for purposes of Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

                 (j) "Incentive Compensation" means compensation paid to a Participant pursuant to the Success Sharing Plan of the Company or in the form of commissions.

                 (k)  "Fair Market Value" as of any date means:

                        (i) the closing sale price of a share of Common Stock on the date specified or, if no sale of shares of Common Stock shall have occurred on that date, on the next preceding day on which a sale occurred of shares on the National Association of Securities Dealers Inc. Automated Quotations National Market System ("NMS"), or

                       (ii) if the shares of Common Stock are not quoted on the NMS, what the Committee determines in good faith to be the fair market value of a share of Common Stock on that date.

                 If such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury applicable to plans intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in
                 Section 14 hereof.

                 (l) "Participant" means an Eligible Employee who has elected to participate in the Plan in the manner set forth in Section 4.

                 (m)  "Plan" means this 1992 Employee Stock Purchase Plan.

                 (n) "Purchase Period" means the period of July 1, 1992 to May 31, 1993, and thereafter the l2-month period beginning on June 1 of each year and ending on May 31 of the succeeding year.

                 (o) "Stock Purchase Account" means the account maintained in the books and records of the Company recording the amount withheld from each Participant through payroll deductions made under the Plan.

     3. Scope of the Plan. Options to purchase shares of Common Stock may be granted by the Company to Eligible Employees during the period commencing July 1, 1992 and ending May 31, 2002 as hereinafter provided, but not more than 450,000 shares of Common Stock (subject to adjustment as provided in Section 14 hereof) shall be purchased pursuant to such options. All options granted pursuant to this Plan shall be subject to the same terms, conditions, rights, and privileges. The shares of Common Stock delivered by the Company pursuant to this Plan may be acquired shares having the status of authorized but unissued shares, newly issued shares, or both.

     4. Eligibility and Participation. To be eligible to participate in this Plan for a given Purchase Period, an employee must be an Eligible Employee on the first day of such Purchase Period. An Eligible Employee may elect to participate in the Plan by filing an enrollment form with the Committee in advance of the Purchase Period that authorizes regular payroll deductions from Compensation beginning with the first payday in the Purchase Period and continuing until the Eligible Employee withdraws from the Plan or ceases to be an Eligible Employee.

     5.  Amount of Common Stock Each Eligible Employee May Purchase.

          5.1 Subject to the provisions of this Plan, each Eligible Employee shall be offered the option to purchase on the last day of the Purchase Period the largest number of whole shares of Common Stock that can be purchased at the price specified in Section 5.2 hereof with the entire credit balance in the Participant's Stock Purchase Account: provided however, that no more than the lesser of (i) 5,000 shares of Common Stock and other stock for each Purchase Period or (ii) $25,000 in Fair Market Value (determined at the beginning of each Purchase Period) of shares of Common Stock and other stock may be purchased under this Plan and all other employee stock purchase plans (if any) of the Company and the Affiliates by any Participant for each calendar year. If the purchases by all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to exceed the number specified in Section 3 hereof, however, each Participant shall be allocated a ratable portion of the maximum number of shares of Common Stock which may be sold.

          5.2 The purchase price of each share of Common Stock sold pursuant to this Plan will be the lesser of (i) 85% of the Fair Market Value of such share on the first business day of the Purchase Period or (ii) 85% of the Fair Market Value of such share on the last business day of the Purchase Period.

     6. Method of Participation.

          6.1 The Committee shall give notice to Eligible Employees of each offering of options to purchase shares of Common Stock pursuant to this Plan and the terms and conditions for each offering. Such notice is subject to revision by the Company at any time prior to the date of grant of the option. The first day of a Purchase Period is the date contemplated by the Company as the date of grant of the option to purchase such shares.

          6.2 Each Eligible Employee who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by signing an election form developed by the Committee. An Eligible Employee may elect different withholding percentages for Base Compensation and for Incentive Compensation, provided that the withholding percentage as to each must always be a whole percentage from 0% to 10%. Notwithstanding the foregoing, a Particpant may not withhold more than $5,000 in the aggregate during each Purchase Period. An election to participate in the Plan and to authorize payroll deductions as described herein must be made before the commencement of the Purchase Period to which it relates and shall remain in effect unless and until such Participant withdraws from this Plan, modifies his or her authorization, or terminates his or her employment with the Company as hereinafter provided.

          6.3 Any Eligible Employee who does not make a timely election as provided in Section 6.2 hereof shall be deemed to have elected not to participate in the Plan. Such election shall be irrevocable for such Purchase Period.

     7.  Stock Purchase Account.

          7.1 The Company shall maintain a Stock Purchase Account for each Participant. Payroll deductions pursuant to Section 6 hereof will be credited to such Stock Purchase Accounts on each payday.

          7.2 No interest will be credited to a Participant's Stock Purchase Account.

          7.3 The Stock Purchase Account is established solely for accounting purposes, and all amounts credited to the Stock Purchase Account will remain part of the general assets of the Company.

          7.4 A Participant may not make any separate cash payment into his or her Stock Purchase Account.

     8.  Right to Reduce Participation or to Withdraw.

          8.1 A Participant may, at any time during a Purchase Period, direct the Company to make no further deductions from his or her Compensation or to reduce the amount of such deductions. Upon either of such actions, future payroll deductions with respect to such Participant shall cease or be reduced in accordance with the Participant's direction.

          8.2 Any Participant who stops payroll deductions may not thereafter resume payroll deductions for the Purchase Period, and any Participant who decreases payroll deductions may not thereafter further decrease or increase such deductions, except that he or she may stop further deductions.

          8.3 At any time before the end of a Purchase Period, any Participant may also withdraw from the Plan. In such event, all future payroll deductions shall cease and the entire credit balance in the

     Participant's Stock Purchase Account will be paid to the Participant, without interest, in cash within 60 days. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period.

          8.4 Notification of a Participant's election to reduce or terminate deductions, or to withdraw from the Plan, shall be made by the filing of an appropriate notice to such effect with the Committee.

     9.  Termination of Employment.

          9.1 If the employment of a Participant is terminated prior to conclusion of the Purchase Period because of death, permanent disability, or retirement at or after age 65, or earlier with the consent of the Committee, the Participant or his or her legal representative, as applicable, may either:

                 (a) withdraw from the Plan, in which event the Company shall refund in cash the entire balance in the Participant's Stock Purchase Account; or

                 (b) elect to receive a distribution of only a portion of his or her Stock Purchase Account, in which event the Company shall refund such portion in cash and shall leave the balance of the Stock Purchase Account to be applied at the end of the Purchase Period towards the acquisition of shares of Common Stock as provided in Section 10 hereof.

          9.2 The election of a Participant or his or her legal representative, as applicable, pursuant to Section 9.1 shall be made within three months of the event causing the termination of employment, but not (except in the case of death) later than the conclusion of the Purchase Period. Notification of the election shall be filed with the Committee and, in the event no notification has been filed within the prescribed period, the Participant shall be deemed to have elected to withdraw from the Plan in accordance with Section 9.l(a) hereof.

          9.3 If the employment of a Participant is terminated for any reason other than those specified in Section 9.1 hereof, the Company shall refund in cash all amounts credited to his or her Stock Purchase Account.

     10.  Exercise of Option and Purchase of Shares.

          10.1 As of the last day of the Purchase Period, the entire credit balance in each Participant's Stock Purchase Account will be used to purchase the largest number of whole shares of Common Stock purchasable with such amount (subject to the limitations of Section 5 hereof) unless the Participant has filed an appropriate form with the Committee in advance of that date (which either elects to purchase a specified number of whole shares which is less than the number described above or elects to receive the entire credit balance in cash).

          10.2 Any amount remaining in a Participant's Stock Purchase Account after such purchase (or the entire credit balance if the Participant elected not to purchase any shares) will be paid to the Participant in cash within 60 days after the end of the Purchase Period.

          10.3 As soon as practicable after the close of the Purchase Period, certificates for the number of whole shares of Common Stock, determined as aforesaid, purchased by each Participant shall be issued and delivered to him or her.

     11. Rights as a Stockholder. A Participant shall not be entitled to any of the rights or privileges of a stockholder of the Company with respect to such shares, including the right to receive any dividends which may be declared by the Company, until he or she actually has paid the purchase price for such shares and certificates have been issued to him or her in accordance with
Section 10.

     12. Rights Not Transferable. A Participant's rights under this Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign, or transfer the same shall be null and void and without effect. The amounts credited to a Stock Purchase Account may not be assigned, transferred, pledged, or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation, or other disposition of such amounts will be null and void and without effect.

     13.  Administration of the Plan.

          13.1 This Plan shall be administered by the Committee, which is authorized to make such uniform rules as may be necessary to carry out its provisions. The Committee shall determine any questions arising in the administration, interpretation, and application of this Plan, and all such determinations shall be conclusive and binding on all parties.

          13.2 If any option granted under this Plan shall lapse or terminate unexercised, the number of shares of Common Stock covered thereby shall again become available for sale under this Plan.

     14. Adjustment Upon Changes in Capitalization. In the event or any change in the Common Stock of the Company by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares, and the like, the aggregate number and class of shares available under this Plan and the number, class, and purchase price of shares under option but not yet purchased under this Plan, shall be adjusted appropriately by the Committee.

     15. Registration of Certificate. Stock certificates will be registered in the name of the Participant, or jointly in the name of the Participant and another person, as the Participant may direct on an appropriate form.

     16. Amendment of Plan. The Board of Directors may at any time amend this Plan in any respect which shall not adversely affect the rights of Participants pursuant to options accepted under this Plan, except that, without stockholder approval on the same basis as required by Section 19.1, no amendment shall be made (i) to increase the number of shares to be reserved under this Plan, (ii) to decrease the minimum purchase price, (iii) to withdraw the administration of this Plan from the Committee, or (iv) to change the definition of employees eligible to participate in the Plan.

     17. Effective Date of Plan. This Plan shall consist of an offering commencing July 1, 1992 and ending May 31, 1993 and thereafter 9 consecutive annual offerings beginning on June 1 of each year and ending on May 31 of the subsequent year. All rights of Participants in any offering hereunder shall terminate at the earlier of the conclusion of the last Purchase Period authorized herein on May 31, 2002 or:

          17.1 On the day that Participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase;

          17.2 At any time, at the discretion of the Board of Directors, after 30 days' notice has been given to all Participants.

Upon termination of this Plan, shares of Common Stock in accordance with Section 10 shall be issued to Participants, and cash, if any, remaining in the Participants' Stock Purchase Accounts shall be refunded to them, as if the Plan were terminated at the end of a Purchase Period.

     18. Governmental Regulations and Listing. All rights granted or to be granted to Eligible Employees under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale, or transfer of the shares of Common Stock reserved for this Plan, including, without limitation, there being a current registration statement of the Company under the Securities Act of 1933 as amended, covering the shares of Common Stock purchasable under options on the last day of the Purchase Period applicable to such options, and if such a registration statement shall not then be effective, the term of such options and the Purchase Period shall be extended until the first business day after the effective date of such a registration statement, or post-effective amendment thereto. If applicable, all such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to the National

Association of Securities Dealers, Inc. covering the shares of Common Stock under the Plan upon official notice of issuance.

     19.  Miscellaneous.

          19.1 This Plan shall be submitted for approval by the stockholders of the Company prior to May 31, 1992. If not so approved prior to such date, this Plan shall terminate on June 1, 1992.

          19.2 This Plan shall not be deemed to constitute a contract of employment between the Company and Participant, nor shall it interfere with the right of the Company to terminate any Participant and treat him or her without regard to the effect which such treatment might have upon him or her under this Plan.

          19.3 Wherever appropriate as used herein, the masculine gender may be read as the feminine gender, the feminine gender may be read as the masculine gender, the singular may be read as the plural, and the plural may be read as the singular.

          19.4 This Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.

          19.5 Delivery of shares of Common Stock or of cash pursuant to this Plan shall be subject to any required withholding taxes. A person entitled to receive shares of Common Stock may, as a condition precedent to receiving such shares, be required to pay the Company a cash amount equal to the amount of any required withholdings.

                    COMPUTER NETWORK TECHNOLOGY CORPORATION

        605 North Highway 169, Suite 800, Minneapolis, Minnesota 55441
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated April 8, 1997, hereby appoints Kristine E. Ochu and Jeffrey A. Bertelsen as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated on the reverse side, all shares of Common Stock of Computer Network Technology Corporation held of record by the undersigned on March 24, 1997, at the Annual Meeting of Shareholders to be held on May 15, 1997 at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota, at 10:00 a.m. and any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS NO. 1, 2, 3, AND 4. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                          (Continued on reverse side)

-------------------------------------------------------------------------------
                            .FOLD AND DETACH HERE.

ELECTION OF DIRECTORS                    NOMINEES: Thomas G. Hudson, Erwin A. Kelen, Lawrence Perlman, John A. Rollwagen
        FOR               WITHHOLD       (INSTRUCTION: To withhold authority to vote for any individual nominee, write that
all nominees listed       AUTHORITY      nominee's name on the space provided below.)
 (except as marked       to vote for
to the contrary at      all nominees
      right)               listed
        [_]                  [_]         -----------------------------------------------------------------------------------------



2. PROPOSAL TO AMEND THE 1992 STOCK AWARD PLAN to increase the number of shares authorized for issuance thereunder from 4,350,000 to 5,400,000.

FOR             AGAINST          ABSTAIN
[_]               [_]              [_]


3. PROPOSAL TO AMEND THE 1992 EMPLOYEE STOCK PURCHASE PLAN to increase the number of shares authorized for issuance thereunder from 450,000 to 500,000 and to modify the definition of "affiliate" as used in the Plan to allow the Board of Directors discretion in determining which affiliates of the Company (and, therefore, their employees) will be eligible to participate in the Plan.

FOR             AGAINST          ABSTAIN
[_]               [_]              [_]


4.  PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG
    PEAT MARWICK LLP as the independent auditors for the Company for the fiscal year ending December 31, 1997.

FOR             AGAINST          ABSTAIN
[_]               [_]              [_]


5. The Proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

PLEASE SIGN exactly as name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:
      --------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                  (Signature)

 -------------------------------------------------------------------------------
                                  (Signature)

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------
                            .FOLD AND DETACH HERE.

    1997 - COMPUTER NETWORK TECHNOLOGY CORPORATION--VOTING INSTRUCTION CARD
                          401(k) SALARY SAVINGS PLAN
                        ANNUAL MEETING OF SHAREHOLDERS
                           MAY 15, 1997 - 10:00 A.M.
        RADISSON PLAZA HOTEL, 35 SOUTH SEVENTH STREET, MINNEAPOLIS, MN


DIRECTIONS: As a participant in the Computer Network Technology Corporation 401(k) Salary Savings Plan, you are entitled to instruct the Plan's Trustee, CIGNA Corporation, how to vote the stock allocated to you under the Plan at the Annual Meeting of Shareholders to be held on May 15, 1997, and at any adjournment thereof, upon the matters set forth in the Notice of such meeting. Please complete this card and mail it in the enclosed postage-paid envelope provided to you. It must be received no later than May 7, 1997.

VOTING INSTRUCTIONS: I, the participant in the Computer Network Technology Corporation 401(k) Salary Savings Plan signing this voting instruction card, hereby instruct the Plan's Trustee, CIGNA Corporation, to vote the shares of Computer Network Technology Corporation stock allocated to me under the foregoing Plan.

                          (Continued On Reverse Side)

-------------------------------------------------------------------------------
                            .FOLD AND DETACH HERE.

ELECTION OF DIRECTORS                    NOMINEES: Thomas G. Hudson, Erwin A. Kelen, Lawrence Perlman, John A. Rollwagen
        FOR               WITHHOLD       (INSTRUCTION: To withhold authority to vote for any individual nominee, write that
all nominees listed       AUTHORITY      nominee's name on the space provided below.)
 (except as marked       to vote for
to the contrary at      all nominees
      right)               listed
        [_]                  [_]         -----------------------------------------------------------------------------------------



2.  PROPOSAL TO AMEND THE 1992 STOCK AWARD PLAN
    to increase the number of shares authorized for issuance
    thereunder from 4,350,000 to 5,400,000.
FOR             AGAINST          ABSTAIN
[_]               [_]              [_]


3. PROPOSAL TO AMEND THE 1992 EMPLOYEE STOCK PURCHASE PLAN to increase the number of shares authorized for issuance thereunder from 450,000 to 500,000 and to modify the definition of "affiliate" as used in the Plan to allow the Board of Directors discretion in determining which affiliates of the Company (and, therefore, their employees) will be eligible to participate in the Plan.

FOR             AGAINST          ABSTAIN
[_]               [_]              [_]


4.  PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG
    PEAT MARWICK LLP as the independent auditors for the Company for the fiscal year ending December 31, 1997.

FOR             AGAINST          ABSTAIN
[_]               [_]              [_]



5. The Proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

PLEASE SIGN exactly as name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:
      --------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                  (Signature)

 -------------------------------------------------------------------------------
                                  (Signature)

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------
                            .FOLD AND DETACH HERE.